EXHIBIT 10.1





                           COMMERCIAL LEASE AGREEMENT

                                    BETWEEN

                      AlP-SWAG Operating Partnership, L.P.

                                  as Landlord

                                      and
                    TM Century, Inc., a Delaware corporation

                                   as Tenant




                              Dated: June 7, 2002

                               Table of Contents

                                                                            Page



ARTICLE 1
................................................................................2
BASIC  LEASE   PROVISIONS  AND   DEFINITIONS...................................2
ARTICLE   2....................................................................4
TERM  AND POSSESSION...........................................................4
ARTICLE 3 RENT.................................................................6
ARTICLE 4......................................................................9
SECURITY DEPOSIT...............................................................9
ARTICLE 5.....................................................................10
OCCUPANCY AND USE.............................................................10
ARTICLE 6.....................................................................16
UTILITIES AND SERVICES........................................................16
ARTICLE 7.....................................................................17
MAINTENANCE,  REPAIRS, ALTERATIONS AND IMPROVEMENTS...........................17
ARTICLE  8....................................................................20
INSURANCE, FIRE AND CASUALTY..................................................20
ARTICLE 9.....................................................................24
CONDEMNATION..................................................................24
ARTICLE 10....................................................................25
LIENS.........................................................................25
ARTICLE 11 TAXES ON TENANT'S PROPERTY.........................................26
ARTICLE 12....................................................................26
SUBLETTING AND ASSIGNING......................................................26
ARTICLE   13..................................................................27
SUBORDINATION AND TENANT'S ESTOPPEL CERTIFICATE...............................27
ARTICLE 14....................................................................29
DEFAULT.......................................................................29
ARTICLE 15....................................................................33
NOTICES ......................................................................33
ARTICLE 16....................................................................33
MISCELLANEOUS PROVISIONS......................................................33

                               EXHIBITS AND RIDERS


Exhibit A       Site Plan of Premises
Exhibit B       Acceptance of Premises Memorandum
Exhibit C       Rules and Regulations
Exhibit D       Surrender Space - December 31,2002
Exhibit E       Surrender Space - August 31,2003

Addendum 1      Signage
Addendum 2      Additional Provisions

Rider 1         Renewal Option
Rider 4         Tenant's Right of Opportunity
Rider 6         Cap on Certain Operating Expenses

                           COMMERCIAL LEASE AGREEMENT


     This Commercial Lease Agreement (hereinafter called this "Lease") is made as of this 10th day of June, 2002, but is effective as of March 1, 2002 between AlP-SWAG Operating Partnership, L.P., a Delaware Limited Partnership (hereinafter called "Landlord"), and TM Century, Inc., a Delaware corporation (hereinafter called "Tenant").

                                    ARTICLE 1

                     BASIC LEASE PROVISIONS AND DEFINITIONS


1.   Building:
     a.   Name: Valley View Commerce Center
     b.   Address: 2002 Academy Lane, Farmers Branch, TX 75234
     c.   Property Number: N/ A
     d.   Agreed Rentable Area: 58,755 square feet


2.   Premises:

     a.   Suite Number: #120

     b.   Agreed Rentable Area:         47,068 square feet from 3/1/02 -
                                                   12/31/02
                                        35,708 square feet from 1/1/03-
                                                    8/31/03
                                        28,749 square feet from 9/1/03-
                                                    8/31/10
3.   Term: One Hundred Two (102) months
4.   Commencement Date: March 1, 2002
5.   Expiration Date: August 31,2010
6.   Base Rent:

     Rental Period                                          Base Monthly Rent
     Commencement Date to 12-31-02                             $37,262.17
     1-1-03 to 8-31-03                                         $28,268.83
     9-1-03 to 8-31-05                                         $22,759.63
     9-1-05 to 8-31-08                                         $26,353.25
     9-1-08 to 8-31-10                                         $28,150.06

7.   Additional Rent, Expense Stops and Pro Rata Share Percentage:

     a.   Operating Expense Stop: 2002 base year
     b.   Real Estate Taxes Expense Stop: 2002 base year
     c.   Tenant's Pro Rata Share Percentage: 80.10% / 60.79% / 48.93%

The following chart is provided as an estimate of Tenant's initial monthly payment broken down into its components. This chart, however, does not supersede the specific provisions contained elsewhere in this lease.

     Initial Monthly Base Rent                                  $ 37,262.17
     Initial Monthly Estimated Operating Expense Escrow         $      0.00
     Initial Monthly Estimated Real Tax Escrow                  $      0.00
     Other                                                      $      0.00
     Total Initial Monthly Payment                              $ 37,262.17
8.   Security Deposit: $0.00

9. Permitted Use: General Offices, warehousing, and storage related to the music industry.
10.  Landlord's Broker: Robert Lynn Company
          Landlord's Broker is represented by: Chris E. Jackson
11.  Tenant's Broker: Jackson & Cooksey
          Tenant's Broker is represented by: Andy Iverson
12. Payments: All payments shall be sent to Landlord in care of AlP-SWAG Operating Partnership, ("Property Manager") at the address below, or such other place as Landlord may designate from time to time.
13.  Lease Guarantor: N/A
14.  Notices: Addresses for notices due under this Lease:

LANDLORD:                                       TENANT:

AlP-SWAG Operating Partnership, L.P.,           TM Century, Inc.,
a Delaware Limited Partnership                  a Delaware corporation
c/o American Industrial Properties REIT
Attention: Mr. Richard E. Brown
Enterprise Parkway
Beachwood, OH 44122
(216) 755-1570: Fax


PROPERTY MANAGER:                                 ON OR AFTER COMMENCEMENT DATE:

American Industrial Properties REIT               The Premises:
6210 North Beltline, Suite #160                   Attention: David Grauper
Irving, TX 75063-2656                             Fax 972-406-6890: Fax
Attention: Beth Cupit                             Grauper
(972) 756-0704:                                   972-406-6890: Fax
(972) 756-0704: Fax

                                   ARTICLE 2

                              TERM AND POSSESSION

     SECTION 2.1. LEASE OF PREMISES, COMMENCEMENT AND EXPIRATION:

          2.1.1. Lease of Premises: In consideration of the mutual covenants herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all the terms and conditions of this Lease, the portion of the Building (as described in Item 1 of Article 1) described as the Premises in Item 2 of Article 1 and that is more particularly described by the crosshatched area on Exhibit A attached hereto (hereinafter called the "Premises"). The agreed rentable area of the Premises is hereby stipulated to be the" Agreed Rentable Area" of the Premises set forth in Item 2b of Article 1, irrespective of whether the same should be more or less. The agreed rentable area of the Building is hereby stipulated to be the" Agreed Rentable Area" of the Building set forth in Item lc of Article 1, irrespective of whether the same should be more or less. The Building, the land on which the Building is situated and all improvements and appurtenances to the Building and the land are referred to collectively herein as the "Property". This Lease replaces that certain Lease dated April 23, 1993 and amended August 22, 1994 between Landlord and Tenant (the "Original
Lease") under which Tenant leased from Landlord 46,645 square feet in the Building (the "Original Premises"). Landlord and Tenant acknowledge that the Original Lease is terminated effective as of the commencement Date of this Lease.

          2.1.2. Initial Term and Commencement: The initial term of this Lease shall be the period of time specified in Item 3 of Article 1. The initial term shall commence on the Commencement Date (herein so called) set forth in Item 4 of Article 1 and, unless sooner terminated pursuant to the terms of this Lease, the initial term of this Lease shall expire, without notice to Tenant, on the Expiration Date (herein so called) set forth in Item 5 of Article 1 (as such Commencement Date and/or Expiration Date may be adjusted pursuant to Exhibit B attached hereto). Notwithstanding anything to the contrary contained herein, the Lease will expire in the last day of the last month of the Term.

     SECTION 2.2. INSPECTION AND DELIVERY OF PREMISES, CONSTRUCTION OF LEASE SPACE IMPROVEMENTS AND POSSESSION:

          2.2.1. Delivery and Completion: Tenant hereby acknowledges that Tenant has inspected the Common Area (as hereinafter defined) and the Premises, and hereby (i) accepts the Common Area in "AS IS" condition for all purposes and
(ii) subject to Landlord's completion of its obligations under the Work Letter (herein so called) attached hereto as Exhibit D, Tenant hereby accepts the Premises for all purposes (including the suitability of the Premises for the Permitted Use).

          2.2.2. Common Area: "Common Areas" will mean all areas, spaces, facilities, and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant and others designated by Landlord using or occupying space in the Building or at the Property, as applicable, to the extent same are not expressly made a part of the Premises, and are made available for use of all tenants in the Building. Tenant is hereby granted a nonexclusive right to use the Common Areas during the term of this Lease for its intended purposes, in common with others designated by Landlord, subject to the terms and conditions of this Lease, including, without limitation, the Rules and Regulations. The Common Areas will be at all times under the exclusive control, management and operation of the Landlord.

          2.2.3.Acceptance of Premises Memorandum: Upon Substantial Completion (as defined in the Work Letter) of Tenant's Improvements, Landlord and Tenant shall execute the Acceptance of Premises Memorandum (herein so called) attached hereto as Exhibit B. If Tenant occupies the Premises without executing an Acceptance of Premises Memorandum, Tenant shall be deemed to have accepted the Premises for all purposes and Substantial Completion shall be deemed to have occurred on the earlier to occur of: (i) actual occupancy (ii) the Commencement Date set forth in Item 4 of Article 1 or (iii) the date Tenant commences doing business at the Premises if Landlord consents to an early occupancy as set forth in Section 2.2.1.

     SECTION 2.3. REDELIVERY OF THE PREMISES: Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately deliver to Landlord the Premises in a safe, "broom clean", neat, sanitary and operational condition, normal wear and tear and casualty excepted, together with all keys and parking and access cards. Tenant shall, by the Expiration Date or the date this Lease is earlier terminated in accordance with the terms hereof, remove from the Premises, at the sole expense of Tenant: (i) unless Landlord is asserting its lien rights therein, any equipment, machinery, trade fixtures and personalty installed or placed in the Premises by or on behalf of Tenant and
(ii) if requested by Landlord, all or any part of the improvements made to the Premises by or on behalf of Tenant. All removals described above shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities. Tenant shall, at its expense, promptly repair any damage caused by such removal, provided that in the case of improvements that Tenant is required to remove, Tenant shall restore the
Premises to the condition existing prior to the installation of such improvements, normal wear and tear accepted. If Tenant fails to deliver the Premises in the condition aforesaid, then Landlord may restore the Premises to such a condition at Tenant's expense. All property required to be removed pursuant to this Section not removed within time period required hereunder shall thereupon be conclusively presumed to have been abandoned by Tenant, and Landlord may, at its option, take over possession of such property and either
(a) declare the same to be the property of Landlord or (b) at the sole cost and expense of Tenant, remove and store and/or dispose of the same or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or any other person.

     SECTION 2.4. HOLDING OVER: In the event Tenant, or any party under Tenant claiming rights to this Lease, retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall constitute and be construed as a tenancy at will only, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant hereunder; such parties shall be subject to immediate eviction and removal, and Tenant or any such party covenants and agrees to pay Landlord as rent for the period of such holdover an amount equal to 1.5 times the Base Monthly Rent plus the Additional Rent (as hereinafter defined) in effect immediately preceding expiration or termination, as applicable, prorated on a daily basis. Tenant covenants and agrees to also pay any and all damages sustained by Landlord as a result of such holdover. The rent during such holdover period shall be payable to Landlord from time to time on demand; provided, however, if no demand is made during a particular month, holdover rent accruing during such month shall be paid in accordance with the provisions of this Section 2.4. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend the term of this Lease. No payments of money by Tenant to Landlord after the expiration or earlier termination of this Lease shall reinstate, continue or extend the term of this Lease. No payments of money by Tenant, other than the holdover rent accruing during such holdover period paid in accordance with the provisions of this
Section 2.4, to Landlord after the expiration or earlier termination of this Lease shall constitute full payment of rent under the terms of this Lease, and Tenant further agrees that any such payment(s), other than the holdover rent accruing in accordance with the provisions of this Section 2.4, to Landlord shall constitute a default and breach of this Lease by Tenant pursuant to
Article 14 herein. No extension of this Lease after the expiration or earlier termination thereof shall be valid unless and until the same shall be evidenced by a writing signed by both Landlord and Tenant.

                                   ARTICLE 3
                                      RENT

     SECTION 3.1 BASE RENT: Tenant shall pay as rent for the Premises the applicable Base Monthly Rent shown in Item 6 of Article 1. The Base Monthly Rent shall be payable in monthly installments equal to the applicable Base Monthly Rent shown in Item 6 of Article 1 in advance, without notice, demand, offset or deduction except as otherwise expressly provided in the Lease. The required monthly installments shall commence on the Commencement Date and shall continue on the first (1st) day of each calendar month thereafter until the Expiration Date. If the Commencement Date is specified to occur or otherwise occurs on a day other than the first day of a calendar month, the Base Monthly Rent for such partial month shall be prorated.

     SECTION 3.2. ADDITIONAL RENT:

          3.2.1.  Definitions:   For  purposes  of  this  Lease,  the  following
definitions shall apply:

               (a) "Additional Rent", for a particular year, shall equal the product of Tenant's Pro Rata Share Percentage (as set forth in Item 7c of
Article 1), multiplied by the sum of (i) the amount by which all Operating Expenses for the applicable calendar year exceed Tenant's Operating Expense Stop (as set forth in Item 7a of Article 1) plus (ii) the amount by which the Real Estate Taxes for the applicable calendar year exceed Tenant's Real Estate Taxes Expense Stop as set forth in Item 7b of Article 1).

               (b) "Operating Expenses" shall mean (without duplication of any costs and expenses of which Tenant is responsible under Section 6.1 or subsection 7.2.1 below) (i) all of the costs and expenses Landlord incurs, pays or becomes obligated to pay in connection with operating, managing, maintaining, repairing and insuring the Property for a particular calendar year or portion thereof as determined by Landlord in accordance with generally accepted accounting practices, consistently applied, including, if applicable, if the Property is less than one hundred percent (100%) occupied, all additional costs and expenses of operating, managing, maintaining, repairing and insuring the Property to the extent such expenses vary with occupancy (e.g., utilities) which Landlord determines that would have been paid or incurred during the particular calendar year or portion thereof if the Property had been one hundred percent (100%) occupied, (ii) wages, salaries, employee benefits and taxes for personnel working full or part-time (if part-time then only the allocable portion based on time spent working at the Property) in connection with the operation, maintenance and management of the Building and the Common Areas, (iii) costs of maintenance, repair and care of rail spur areas, if any, shared with other tenants of the Building, (iv) the annual amortized portion of the cost of any capital improvement made to the Building by Landlord after the date of this Lease that is required under any governmental law or regulation, enacted after the date of this Lease such capital improvements to be amortized over its useful life together with an amount equal to interest at the rate of twelve percent (12%) per annum (the "Amortization Rate") on the unamortized balance thereof,
(v) the annual amortized portion of the cost of any capital improvement made to the Common Areas of the Building after the date of this Lease that is required under the interpretations or regulations issued from time to time after the date of this Lease under the provisions of the Americans With Disabilities Act of 1990, 42 V.S.C. ss. 120101-12213 or comparable laws of the State and local agencies in which the Property is located (collectively, the "Disability Acts"), amortized over the useful life as Landlord shall reasonably determine, together with an amount equal to interest at the Amortization Rate on the unamortized balance thereof, (vi) the amortized portion for the year of the cost of any labor-saving or energy-saving device or other equipment installed in the Building after the date hereof, amortized over the useful life as is reasonably determined by Landlord, together with an amount equal to interest at the Amortization Rate on the unamortized balance thereof, (vii) the charges assessed against the Property pursuant to any contractual covenants or recorded declaration of covenants or the covenants, conditions and restrictions of any other similar instrument affecting the Property, and (viii) all other costs and expenses which would generally be regarded as operating, maintenance, repair and management costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. Operating Expenses shall not include Real Estate Taxes (hereinafter defined).

               (c) "Real Estate Taxes" shall mean all real estate taxes and other taxes or assessments, which are levied with respect to the Property or any portion thereof for each calendar year and shall include any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate taxes, the costs and expenses of a consultant, if any, and/or of contesting the validity or amount of such real estate or other taxes, and shall also include any rental, excise, sales, transaction, privileged, or other tax or levy, however denominated, imposed upon or measured by the rental payable hereunder or on Landlord's business of leasing the Premises, any non-progressive tax on or measured by gross rentals received from the rental of space in the Building, and any tax in this transaction or any documents to which Tenant is a party creating or transferring an interest in the Premises, excepting only Landlord's net income taxes or franchise taxes (collectively, "Real Estate Taxes").

               (d) "Tenant's Operating Expense Stop" shall be the total Operating Expenses for the applicable calendar year set forth in item 7a of
Article 1 or if no year is so stated, the total dollar amount stated in Item 7a of Article 1.

               (e) "Tenant's Real Estate Taxes Expense Stop" shall be the total of all Real Estate Taxes for the applicable calendar year set forth in Item 7b of Article 1 or if no year is so stated, the total dollar amount stated in Item 7b of Article 1.


          3.2.2. Payment Obligation: In addition to the Base Rent specified in this Lease, Tenant shall pay to Landlord the Additional Rent, in each calendar year or partial calendar year, payable in monthly installments as hereinafter provided. On or prior to the Commencement Date and at least thirty (30) days prior to each calendar year thereafter (or as soon thereafter as is reasonably possible), Landlord shall give Tenant written notice of Tenant's estimated Additional Rent for the applicable calendar year and the amount of the monthly installment due for each month during such year. Tenant shall pay to Landlord on the Commencement Date and on the first day of each month thereafter the amount of the applicable monthly installment, without notice, demand, offset or deduction except as otherwise provided in this Lease, provided, however, if the applicable installment covers a partial month, then such installment shall be prorated on a daily basis. If Landlord fails to give Tenant notice of its estimated payments of Additional Rent in accordance with this subsection for any calendar year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimate is provided by Landlord. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated Additional Rent due from Tenant for the applicable calendar year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such calendar year or portion thereof, and Tenant shall thereafter pay monthly installments of Additional Rent based on such new statement. Within a reasonable time after the end of each calendar year and the Expiration Date, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent for the applicable calendar year, provided that with respect to the calendar year in which the Expiration Date occurs, (x) that calendar year shall be deemed to have commenced on January 1 of that year and ended on the Expiration Date (the "Final Calendar Year") and (y) Landlord shall have the right to estimate the actual Operating Expenses allocable to the Final Calendar Year. If Tenant's total monthly payments of Additional Rent for the applicable calendar year are less than Tenant's actual Additional Rent, then Landlord shall credit the amount of such overpayment to Tenant, provided, however, with respect to the Final Calendar Year, Landlord shall pay to Tenant the amount of such excess payments, less any additional amounts then owed to Landlord. Unless Tenant takes written exception to any item within thirty (30) days after the furnishing of an annual statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within twenty
(20) days after it is furnished to Tenant.

     SECTION 3.3. RENT DEFINED AND NO OFFSETS: The Base Monthly Rent, the Additional Rent and all other sums required to be paid to Landlord by Tenant under this Lease, including any sums due under the Work Letter, shall constitute rent and are sometimes collectively referred to as "Rent". Tenant shall pay each payment of Rent when due, without prior notice or demand therefore and without deduction or offset except as otherwise expressly provided in this Lease.

     SECTION 3.4. LATE CHARGES: If any installment of Base Monthly Rent or Additional Rent or any other payment of Rent under this Lease shall not be paid within five (5) days of when due, a "Late Charge" of five percent (5%) of the amount overdue may be charged by Landlord to defray Landlord's administrative expense incident to the handling of such overdue payments. Each Late Charge shall be payable by Tenant on demand of Landlord.

                                   ARTICLE 4

                                SECURITY DEPOSIT

     Tenant will pay Landlord on the date this Lease is executed by Tenant the Security Deposit set forth in Item 8 of Article 1 as security for the performance of the terms hereof by Tenant. Tenant shall not be entitled to interest thereon and Landlord may commingle such Security Deposit with any other funds of Landlord. It is expressly understood and agreed that the Security Deposit is not an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. If Tenant defaults with respect to any provisions of this Lease, Landlord may, but shall not be required to, from time to time, without prejudice to any other remedy, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit shall be returned to Tenant within sixty (60) days after the Expiration Date, or the termination of the Lease pursuant to Sections 8.1, 9.1 or 9.2. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited with Landlord as the Security Deposit and that Landlord and its successors and assigns shall not be bound by any such actual or attempted assignment or encumbrance.

                                   ARTICLE 5

                               OCCUPANCY AND USE

     SECTION 5.1. USE OF PREMISES:

          5.1.1. General: The Premises shall, subject to the remaining provisions of this Section, be used solely for the purpose specified in Item 9 of Article 1. Prior to commencement of any work pursuant to the Work Letter (or if no work is to be performed pursuant to a Work Letter, then prior to Tenant's occupancy of the Premises), Tenant shall satisfy itself and Landlord that the Permitted Use will comply with all applicable zoning ordinances, rules and regulations. Without in any way limiting the foregoing, Tenant shall not use any part of the Premises for sleeping quarters, or for the generation of hazardous or toxic chemical or materials, and will not use, occupy or permit the use or occupancy of the Premises for any purpose which is forbidden by or in violation of any zoning ordinance, law, rule or regulation or any other law, ordinance, or governmental or municipal regulation, order, or certificate of occupancy, or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or keep any substance or carryon or permit any operation which might emit offensive odors or conditions from the Premises; or commit, suffer or permit any waste in or upon the Premises, or at any time sell, permit the sale of food in any form by or to any of Tenant's agents or employees or other parties in the Premises except through vending machines in employees' lunch or rest areas within the Premises for use by Tenant's employees only; or use an apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase upon demand therefore by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS FEES), CLAIMS AND CAUSES OF ACTION ARISING FROM TENANT'S FAILURE TO COMPLY WITH SECTION. Outside storage, including without limitation, storage in non-operative or stationary trucks, trailers and other vehicles, and vehicle maintenance or repair is prohibited without Landlord's prior written consent. Tenant shall keep the Premises neat and clean at all times. Tenant shall promptly correct any violation of a governmental law, rule or regulation with respect to the Premises to the extent such violation did not pre-date the original Lease with Tenant. Tenant shall comply with any direction of any governmental authority having jurisdiction which imposes any duty upon Tenant or Landlord with respect to the Premises, or with respect to the occupancy or use thereof and shall comply with all matters of record affecting the Premises which may impose additional restrictions and/or obligations on the Landlord or the Tenant.

          5.1.2. Hazardous and Toxic Materials:

               (a) Tenant shall not incorporate into, use, release or otherwise place or dispose of at, in, on, under or near the Premises, the Building or the Property any hazardous or toxic materials except that Tenant may use and temporarily store cleaning and office supplies used in the ordinary course of Tenant's business and then only if (i) such materials are in small quantities, properly labeled and contained, (ii) such materials are handled and disposed of off- site [(iii) deleted] (iv) such materials are used, transported, stored, handled and disposed of off-site in accordance with all applicable governmental laws, rules and regulations, including without limitation, applicable
Environmental Laws, as defined below. Landlord may condition its consent to Tenant's storage or use of any hazardous or toxic materials at, on, or in the Premises other than cleaning and office supplies as permitted above, upon Tenant's payment of an additional deposit to Landlord, which deposit shall be in an amount estimated by Landlord as sufficient security for the payment of costs and expenses arising from or related to the potential release of hazardous or toxic materials in connection with Tenant's use or occupancy of the Premises, which deposit, less any costs or expenses incurred or estimated to be incurred in response to such release, shall be returned to Tenant after removal of the hazardous or toxic materials and proper closure or remediation of any area affected by or containing any such hazardous or toxic materials, in compliance with applicable governmental regulations including, without limitation, applicable Environmental Laws. Under no circumstances shall Tenant cause or allow the disposal of hazardous or toxic materials at, in, on, under or about the Building, the Property, or Premises. Tenant shall not (i) occupy or use the Premises, nor permit any portion of the Premises to be occupied or used (A) except in compliance with all laws, ordinances, governmental or municipal regulations, and orders, including without limitation Environmental Laws, or (B) in a manner which may be dangerous to life, limb or property; or (ii) cause or permit the maintenance of any public or private nuisance; or (iii) cause or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Premises, the Building, or its contents. Landlord shall have the right to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials. If Tenant ever has knowledge of the presence in the Premises or the Building or the Property of hazardous or toxic materials which affect the Premises, Tenant shall notify Landlord thereof in writing promptly after obtaining such knowledge. For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials (" ACM") and all other materials, substances, wastes and chemicals classified, defined, listed, or regulated as, or containing, a "hazardous substance," "hazardous waste," "toxic substance," "pollutant," "contaminant," "oil," "hazardous material," "solid waste," and/or "regulated substance" under any Environmental Law. As used herein, the term "Environmental Laws" shall mean any and all statutes, rules, regulations, ordinances, orders, permits, licenses, and other applicable legal requirements, relating directly or indirectly to human health or safety or the environment, or the presence, handling, treatment, storage, disposal, recycling, reporting, remediation, investigation, or monitoring of hazardous or toxic materials. As used herein, the term "release" shall have the same meaning as under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 V.S.C. Section 9601 et seq.

               (b) Prior to commencement of any tenant finish work to be performed by Landlord, Tenant shall have the right to make such studies and investigations and conduct such non-destructive or non-invasive environmental tests and surveys of the Premises as Tenant deems necessary or appropriate, subject to the conditions that all such studies and investigations shall be completed prior to the commencement of any tenant finish work to be performed by landlord. TENANT SHALL RESTORE THE PREMISES AND HOLD LANDLORD HARMLESS FROM AND INDEMNIFY LANDLORD AGAINST ALL LOSS, DAMAGES, AND CLAIMS RESULTING FROM OR RELATING TO TENANT'S STUDIES, TESTS AND INVESTIGATIONS. If such study, test, investigation or survey evidences hazardous or toxic materials which affect the Premises, Tenant shall have the right to terminate this Lease provided such right shall be exercised, if at all, prior to the commencement of any tenant finish work to be performed by Landlord and within five (5) days after Tenant receives the evidence of hazardous or toxic materials. If Tenant takes occupancy of the Premises prior to exercising such right, Tenant's right to terminate this Lease shall be null and void and of no further force and effect. By its occupancy of the Premises, Tenant agrees that it will accept the Premises in its AS IS-WHERE IS condition, WITH ALL FAULTS. Tenant acknowledges that Landlord makes no, and expressly disclaims any, representations and/or warranties, express or implied, regarding the presence or absence of hazardous or toxic materials at, in, on, under, or about the Premises, the Building or the Property, the status of compliance of the Property, the Building or the Premises or any part of them with Environmental Laws, and Tenant acknowledges and agrees that any presence of any hazardous or toxic materials shall not constitute an eviction, actual or constructive, of Tenant nor entitle Tenant to an offset against its obligations hereunder.

               (c) If Tenant or its employees, agents, contractors, invitees, or visitors shall ever violate the  provisions of paragraph (a) of this  subsection
5.1.2 or otherwise contaminate the Premises or the Property, then Tenant shall promptly, diligently, and expeditiously investigate, clean up, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, laws, rules and regulations, including without limitation, applicable Environmental Laws and then prevalent industry practice and standards and shall repair any damage to the Premises or the Building or the Property as soon as practicable. Tenant shall notify Landlord in advance of its method, time and procedure for any investigation, remediation or monitoring of hazardous or toxic materials and Landlord shall have the right to require reasonable changes in such method, time or procedure as Landlord considers appropriate to prevent interference with any use, occupancy, care, appearance or maintenance of the Property or the Building, or the rights of other tenants or to require the same to be done after normal business hours. Under no circumstances shall any remediation by Tenant leave any hazardous or toxic materials at, in, on, or under the Premises, the Property, or the Building without first obtaining the prior written consent of Landlord. If (1) any lender, insurer, prospective purchaser, governmental agency, or other person shall ever require testing or Landlord shall ever undertake testing to ascertain whether or not there has been any release of hazardous or toxic materials due to the acts or omissions of Tenant, or any of its agents, invitees, licensees, or employees, and (2) such testing reveals evidence of such releases, then Tenant's obligations under this subsection 5.1.2(c) shall survive the expiration or sooner termination of this Lease.

               (d) TENANT AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE LANDLORD, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS, AND ASSIGNS FROM AND AGAINST ALL OBLIGATIONS (INCLUDING REMOVAL AND REMEDIAL ACTIONS), LOSSES, CLAIMS, SUITS, JUDGMENTS, LIABILITIES (INCLUDING WITHOUT LIMITATION STRICT LIABILITIES ARISING PURSUANT TO ENVIRONMENTAL LAWS OR OTHERWISE), PENALTIES, DAMAGES (INCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES), COSTS AND EXPENSES (INCLUDING ATTORNEYS' AND CONSULTANTS' FEES AND EXPENSES) OF ANY KIND OR NATURE WHATSOEVER THAT MAY AT ANY TIME BE INCURRED BY, IMPOSED ON OR ASSERTED AGAINST SUCH INDEMNITEES DIRECTLY OR INDIRECTLY BASED ON, OR ARISING OR RESULTING FROM (A) THE ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC MATERIALS ON, AT, IN, UNDER, FROM OR NEAR THE PREMISES, THE BUILDING, OR THE PROPERTY WHICH IS CAUSED OR PERMITTED BY TENANT OR ITS LICENSEES OR INVITEES OR ANY PERSON ACTING UNDER, ON BEHALF OF, OR AT THE DIRECTION OR PERMISSION OF TENANT AND/OR (B) OPERATION OR USE OF THE PREMISES OR NON-COMPLIANCE WITH ENVIRONMENTAL LAWS, OR THE CONDUCT OF OBLIGATIONS HEREUNDER, BY TENANT, OR ITS LICENSEES OR INVITEES OR ANY PERSON ACTING UNDER, ON BEHALF OF, OR AT THE
DIRECTION OR PERMISSION OF TENANT, AND IN EACH CASE UNDER EITHER (A) OR (B) REGARDLESS OF WHETHER ATTRIBUTABLE IN WHOLE OR IN PART TO ANY OF THE INDEMNITEES' SOLE, CONTRIBUTORY, COMPARATIVE, ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY.


               (e) LANDLORD AGREES TO DEFEND. INDEMNIFY AND HOLD HARMLESS THE TENANT, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS, AND ASSIGNS FROM AND AGAINST ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE CLEAN UP AND/OR REMEDIATION OF HAZARDOUS OR TOXIC MATERIALS EXISTING ON, AT, IN, UNDER THE PREMISES ON OR BEFORE THE COMMENCEMENT DATE OF THE ORIGINAL LEASE.



               (f) THE PROVISIONS OF THIS SECTION 5.1.2 SHALL SURVIVE THE EXPIRATION OR SOONER TERMINATION OF THIS LEASE.

          5.1.3. Building: Inspection Survey: Tenant hereby acknowledges that:

               (a) Landlord has heretofore engaged one or more independent contractors (collectively "BIS Consultants") to perform limited building inspection surveys ("BIS") of the Building to determine if hazardous or toxic materials exist on, at, or under the Building, and that prior to execution of this Lease, Tenant has had the opportunity to review and has reviewed the BIS, and that after execution of this Lease such BIS are made available upon written request and within a reasonable time at the office of the Property Manager, for Tenant's inspection during normal business hours.

               (b) The purpose of the BIS is to provide information pursuant to 29 C.P.R. ss.1910.1001, and no other duties of disclosure or notification are created or implied by Landlord's providing an opportunity for review of the BIS by Tenant, indicate the presence or absence of hazardous or toxic materials (as defined in the Lease) on, at, or under the Building based on the present levels or content of said hazardous or toxic materials as presently set by the U.S. Environmental Protection Agency ("EPA") or the U.S. Occupational Safety and Health Administration ("OSHA"), however, Tenant acknowledges that neither extensive testing nor sampling of any portion of the Property was performed in connection with the BIS.

               (c) Landlord has been advised by its BIS Consultants that any such presence of said hazardous or toxic materials does not violate lawful levels for such materials or require removal or controls beyond those already implemented by Landlord. Tenant agrees and acknowledges that Landlord makes no express or implied representations or warranties whatsoever regarding the BIS, including but not limited to the contents, accuracy, scope or recommendations contained therein. In addition, Landlord is not aware of any studies, evaluations, tests, surveys, or investigations concerning the presence of hazardous or toxic materials at, in, or under the Building other than the BIS on file with the Property Manager or any information that makes the BIS inaccurate in any material respect.

               (d) Landlord has implemented an Operations and Maintenance Program ("OMP") with respect to any asbestos containing materials (" ACM") or presumed asbestos containing material ("PACM") located in the Building, and the terms of such OMP is set forth in a written document located in the Property Manager's office. To reduce the risk that any PACM or ACM in the Building will be improperly disturbed or handled by untrained persons, Tenant agrees and acknowledges that:

                    1. Removal of thermal system insulation (TSI) and surfacing ACM and P ACM (i.e., sprayed-on or troweled-on material, e.g., textured ceiling paint or fireproofing material);

                    2. Removal of ACM or PACM that are not TSI or surfacing ACM and PACM such as vinyl floor covering;

                    3. Repair and maintenance of operations that are likely to disturb any ACM or PACM; and

                    4. Custodial and housekeeping activities where even minimal contact with any ACM or PACM may occur, shall be undertaken and conducted only upon thirty (30) days prior written notice to Landlord of such activity and in full accordance with the OMP. In addition, Tenant shall insure and hereby agrees that all contractors and subcontractors engaged by Tenant agree in writing to be bound by and will undertake and conduct all work in full compliance with the OMP, and Tenant agrees to fully cooperate with Landlord in all reasonable procedures or actions necessary for the conduct of the OMP.

TENANT HEREBY ACKNOWLEDGES THAT IT SHALL TAKE ALL APPROPRIATE MEASURES TO ENSURE THAT THE PRESENCE OF ANY PACM OR ACM PRESENT IN, AT, OR UNDER THE PREMISES WILL NOT CONSTITUTE AN UNDUE RISK TO ITSELF, ITS EMPLOYEES, AGENTS, CONTRACTORS, INVITEES, OR LICENSES, AND TENANT WARRANTS AND REPRESENTS THAT, UPON TAKING POSSESSION OF THE PREMISES, IT HAS FULLY SATISFIED ITSELF THAT THE PREMISES ARE ACCEPTABLE AND SUITABLE WITH REGARDS TO HAZARDOUS OR TOXIC MATERIALS.

TENANT AGREES TO PROVIDE LANDLORD WITH TRUE AND CORRECT COPIES OF ANY AND ALL STUDIES, EVALUATIONS, TESTS, SURVEYS, OR INVESTIGATIONS PERFORMED BY OR ON BEHALF OF TENANT AT ANY TIME INVOLVING THE PREMISES, AND TENANT SHALL NOT
PERFORM ANY INVASIVE OR DESTRUCTIVE INVESTIGATIONS OR ANALYSES WITHOUT LANDLORD'S PRIOR WRITTEN CONSENT, WHICH CONSENT MAY BE WITHHELD, OR GIVEN SUBJECT TO ANY CONDITIONS OR RESTRICTIONS, AS LANDLORD SHALL DEEM APPROPRIATE IN ITS SOLE DISCRETION. IF LANDLORD CONSENTS TO ANY INVASIVE OR DESTRUCTIVE INVESTIGATION OR ANALYSIS, TENANT SHALL FULLY RESTORE ALL AREAS AND IMPROVEMENTS WHERE SAMPLES WERE TAKEN OR WORK PERFORMED. REGARDLESS OF THE TYPE OF INSPECTIONS OR ANALYSES WHICH TENANT MAY CAUSE TO BE PERFORMED, TENANT SHALL IMMEDIATELY REPAIR ALL DAMAGE RESULTING FROM ANY OF THE SAME AND SHALL INDEMNIFY AND HOLD LANDLORD, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS, AND ASSIGNS HARMLESS FROM AND AGAINST ALL CLAIMS, ACTIONS, LIABILITIES, DAMAGES, LOSSES, INJURIES OR DEATHS IN CONNECTION WITH OR ARISING OUT OF OR FROM ANY INSPECTION, TESTING, SAMPLING, OR SIMILAR OR DISSIMILAR ACTIVITY CONDUCTED BY TENANT, TENANT'S AGENTS OR CONTRACTORS AT, ON, OR UNDER THE PREMISES FOR HAZARDOUS OR TOXIC MATERIALS, WHETHER UNDER THIS RIDER OR OTHERWISE UNDER OR IN CONNECTION WITH THE LEASE.

     SECTION 5.2. RULES AND REGULATIONS: Tenant will comply with such reasonable rules and regulations (the "Rules and Regulations") generally applying to tenants in the Building as may be adopted from time to time by Landlord for the management, cleanliness of, and the preservation of good order and protection of property in, the Premises and the Building and the Property. A current copy of the Rules and Regulations applicable to the Building is attached hereto as Exhibit C. All such Rules and Regulations are hereby made a part hereof. All changes and amendments to the Rules and Regulations sent by Landlord to Tenant in writing and conforming to the foregoing standards shall be carried out and observed by Tenant. Landlord hereby reserves all rights necessary to implement and enforce the Rules and Regulations and each and every provision of this Lease.

     SECTION 5.3. ACCESS; RIGHT OF ENTRY: Without being deemed or construed as committing an actual or constructive eviction of Tenant and without abatement of Rent, Landlord or its authorized agents shall have the right to enter the Premises, upon reasonable prior notice (except in emergency situations where no prior notice is required), to inspect the Premises, to show the Premises to prospective lenders, purchasers or tenants and to fulfill Landlord's obligations or exercise its rights under this Lease; provided, however, no notice shall be required to inspect or show the Premises within the six (6) month period prior to expiration of this Lease. Tenant hereby waives any claim for damages for any injury or inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises in an emergency without liability therefore.

     SECTION 5.4. QUIET POSSESSION: Provided Tenant timely pays Rent and observes and performs all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Premises until the Expiration Date, subject to all of the provisions of this Lease and all laws, encumbrances, liens and restrictive covenants to which the Property is subject.

                                   ARTICLE 6

                             UTILITIES AND SERVICES

     SECTION 6.1. UTILITIES.

               (a) Utilities Generally. Except for Landlord's obligation under the last two sentences of this Section 6.1, Tenant shall be responsible for providing all utilities to the Premises. Without limiting the foregoing, Tenant shall heat the Premises as necessary to prevent any freeze damage to the Premises or any portion thereof. Landlord shall directly pay for all utilities used on the Premises which are separately metered, and Tenant shall reimburse Landlord for the cost of such utilities (if any) together with any maintenance charges for utilities. The Landlord shall bill Tenant directly for its utilities. Tenant's use of electric current shall at no time exceed the capacity of the feeders or lines to the Building or the risers or wiring installation of the Building or the Premises. Landlord shall in no event be liable for any interruption or failure of, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of, any interruption or failure of utilities or other services to the Premises, nor shall any such interruption or failure in any such utility or service be construed as an eviction (constructive or actual) of Tenant or as a breach of the implied warranty of suitability, or relieve Tenant from the obligation to perform any covenant or agreement herein, and in no event shall Landlord be liable for damage to persons or property (including, without limitation, business interruption), or in default hereunder, as a result of any such interruption or failure. However, if any such interruption is caused by a break or other damage to any utility lines located on the Property and outside of the Building that are under the exclusive control of Landlord, upon receipt of written notice of such interruption Landlord shall use reasonable efforts to perform or cause to be performed the necessary repairs within such time frame as may be reasonable under the circumstances in order to restore the affected service to the Premises. In addition, if any such interruption is caused by a break or other damage to any utility line located on the Property and controlled by a governmental, private or public utility, Landlord will cooperate with such utility so that the interrupted service is restored to the Premises as soon as is reasonably possible. Notwithstanding the foregoing if there is and interruption of a utility for a period of five (5) consecutive days and such interruption was solely caused by Landlord's gross negligence then commencing on the sixth (6) day, rent shall be abated until such service is restored.

               (b) Allocation of Electric Charges. Tenant shall pay Tenant's Electric Share (as hereinafter defined) for the electricity provided to the Premises. For purposes of this Section, "Tenant's Electric Share" shall be an amount equal to the fraction with Tenant's Agreed Rentable Area as the numerator and the amount of rentable square feet in the Original Premises that are occupied by tenants (including Tenant) from time to time. For example, if Tenant is the only occupant of the Original Premises, then Tenant's Electric Share shall be 100%. For purposes of this Section, if the Original Premises is fully occupied by tenants, then the number of square feet in the denominator shall be deemed to be 47,068 square feet.

               (c) Electric Consumption Baseline. If at any time the total annual electrical consumption for the Building exceeds the Consumption Baseline (as hereinafter defined) by more than ten (10%) percent, then Tenant shall have the right to perform an electrical survey (the "Electrical Survey") of the Building to determine which occupant(s) are responsible for the increase in consumption. The Electrical Survey shall be performed by a qualified consultant reasonably acceptable to Landlord. If the Electrical Survey demonstrates that Tenant's electrical consumption is equal to or less than Tenant's Electrical Share of the Consumption Baseline then Tenant shall pay for its electric charges based on the Stipulated Amount (as hereinafter defined). For example if the Consumption Baseline is 1,000,000 kilowatt hours and Tenant's Electric Share is sixty (60%) percent, then if Tenant's electrical consumption is calculated to be 600,000 kilowatt hours or less (according to the Electric Survey), then it shall be entitled to pay Tenant's Electric Share based on the Stipulated Amount. For purposes of this Article 6 the "Stipulated Amount" shall be equal to Tenant's Electric Share multiplied by the Consumption Baseline. If the Electrical Survey demonstrates that Tenant's electrical consumption is greater than Tenant's Electric Share of the Consumption Baseline, then Tenant's Electric Share shall be increased to equal the percentage of the total consumption attributable to Tenant's usage. In the event Tenant's electrical usage cannot be determined with reasonable certainty, then Tenant shall continue to pay Tenant's Electrical Share of the total Building electrical consumption. For purposes of this Article 6, the "Consumption Baseline" shall be determined as follows. At the time Landlord enters into a lease with any third party tenant (including the present subtenant occupying a portion of the Premises) for a portion of the Original
Premises, Landlord shall review the prior 12 to 24 months of Tenant's electric bills and make a reasonable determination of the Consumption Baseline. The Consumption Baseline shall approximate the amount of electricity which would be typically consumed at the Original Premises in a twelve (12) month period if the Original Premises were fully occupied.

     SECTION 6.2. Landlord shall be under no obligation to provide any services to the Building or Premises, except that Landlord shall provide routine maintenance and cleaning in the Common Areas and utility service lines and hookups to the Building.

                                   ARTICLE 7
               MAINTENANCE, REPAIRS, ALTERATIONS AND IMPROVEMENTS

     SECTION 7.1. LANDLORD'S OBLIGATION TO MAINTAIN AND REPAIR: Landlord shall (subject to Section 8.1, Section 8.4, Article 9 and Landlord's rights under
Section 3.2, and except for ordinary wear and tear) maintain load bearing walls and foundation and repair or replace the roof of the Building when necessary (with the cost of roof repairs an Operating Expense, and charged to Tenant pursuant to Section 3.2.1. (b)). Landlord shall (subject to Section 8.1, Section 8.4, Article 9 and Landlord's rights under Section 3.2) maintain the heating and air conditioning systems and fixtures servicing the Premises (with the cost of all repairs and/or replacement as an Operating Expense, and charged to Tenant pursuant to Section 3.2.1. (b)).

     Except for maintaining the structural soundness of the load bearing walls and foundation and the roof of the Building located within the Premises, Landlord shall not be required to maintain or repair any other portion of the Premises.

     SECTION 7.2. TENANT'S OBLIGATIONS TO MAINTAIN AND REPAIR:

          7.2.1.  Tenant's Obligation:  Subject to Sections 7.1, 8.1 and 8.4 and
Article 9, Tenant shall, at Tenant's sole cost and expense, and with Landlord's supervision, repair and, as appropriate, replace any damage or injury done to the Premises caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors and shall otherwise keep and maintain in good condition, appearance and repair (including replacements), the Premises, which obligation shall include, but not be limited to, the maintenance, repair and, as appropriate, replacement of (a) all security, fire (including fire sprinkler),(b) all plumbing, sewage, mechanical and electrical systems and fixtures serving and located within the Premises, and (c) all fixtures, walls, ceilings, floors, doors, overhead and dock loading doors, windows, plate glass, skylights, lamps, fans and all other appliances and equipment of every kind and nature located in, upon or about the Premises. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), CLAIMS AND CAUSES OF ACTION ARISING FROM OR INCURRED BY AND/OR ASSERTED IN CONNECTION WITH ANY SUCH MAINTENANCE, REPAIRS, REPLACEMENTS, DAMAGE OR INJURY OR TENANT'S BREACH OF ITS OBLIGATIONS UNDER THIS SECTION 7.2. All repairs and replacements performed by or on behalf of Tenant shall be performed in a good and workmanlike manner reasonably acceptable in all aspects to Landlord, and in accordance with Landlord's standards applicable to alterations or improvements performed by Tenant. Tenant shall continue to pay Rent, without abatement, during any period that repairs or replacements are performed or required to be performed by Tenant under this Section 7.2. Tenant shall make no repairs to or penetrations of the roof of the Premises without Landlord's consent.

          7.2.2. Rights of Landlord: Any maintenance, repairs or replacements to be performed by Tenant under Section 7.2.1 above and any service which Tenant is required to provide under Section 6.1 above may, upon written notice from Landlord to Tenant, be performed by Landlord for Tenant's benefit, in which event Tenant shall reimburse Landlord for all expenses and costs incurred by Landlord in performing same plus an additional five percent (5%) of such amount to compensate Landlord for Landlord's overhead and administrative costs relating to such work. Landlord shall have the same rights with respect to repairs performed by Tenant as Landlord has with respect to improvements and alterations performed by Tenant under subsection 7.3.3. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, or otherwise satisfy its repair and replacement obligations under subsection 7.2.1 or fails to provide the services required under Section 6.1 above, and such failure continues beyond a reasonable period of time after prior written notice from the Landlord specifying the nature of the repairs, Landlord shall have the right to perform such maintenance, repairs and replacements or provide such services, at Tenant's sole cost and expense. Tenant shall pay to Landlord on demand any such expense incurred by Landlord plus an additional five percent (5%) of such amount to compensate Landlord for Landlord's overhead and administrative costs relating to such work, together with interest thereon at the rate specified in Section 16.9 from the date of demand until paid. All such amounts owing pursuant to this Section 7.2.2 shall be deemed Rent hereunder.

SECTION 7.3. IMPROVEMENTS AND ALTERATIONS:

          7.3.1.   Landlord's   Construction    Obligation:    Landlord's   sole
construction obligation under this Lease is as set forth in the Work Letter attached hereto as Exhibit D.

          7.3.2. Alteration of Building by Landlord: New Construction: Landlord hereby reserves the right and at all times shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to any part of the Property (including structural elements and load bearing elements within the Premises), to enclose and/or change the arrangement and/or location of driveways or parking areas or landscaping or other Common Areas of the Property, and to construct new improvements on adjacent parcels of land, all without having committed an actual or constructive eviction of Tenant or breach of the implied warranty of suitability and without an abatement of Rent (the "Reserved Right"). When exercising the Reserved Right, Landlord will use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises, and use reasonable efforts to maintain (1) same parking for Tenant and its employees, agents and invites and (2) safe ingress and egress to and from the Premises.

          7.3.3  Alterations,   Additions,  Imporvements  and  Installations  by
Tenant: Tenant shall not, without the prior written consent of Landlord which consent shall not be unreasonably make any changes, modifications, alterations, additions or imporvements (other than Tenant's Improvements under the Work Letter) to, nor install any equipment or machinary (other than office equipment and unattached personal property) on, the Premises (all such changes, modifications, alterations, additions, improvements other than Tenant's Improvements under the Work Letter and installations approved by Landlord are herein collectively referred to as "Intallations") if any such Installations would (i) affect structural or load bearing portions of the Premesis, (ii) result in a material increase of electrical usage above the normal type and amount of electrical current to be provided by Landlord, (iii) result in an increase of Tenant's usage of heating or air conditioning, (iv) adversely impact mechanical, electrical or plumbing systems in the Premises or the Building, (v) affect areas of the Premises which can be viewed from Common Areas, (vi) require greater or more difficult cleaning work (e.g., kitchens, reproduction rooms, and interior glass partitions) or (vii) violate any provision in Article 5 or Exhibit B attached hereto. All Installations shall be at Tenant's sole cost and expense. Without in any way limiting Landlord's consent rights, Landlord's consent shall be conditioned on (a) Landlord approving the contractor or person making such Installations and approves such contractor's insurance coverage to be provided in connection with the work, (b) Landlord's supervision of the work unless Landlord's contractor is used or Landlord elects to do the work, (c) Landlord approving final and complete plans and specifications for the work and
(d) the appropriate governmental agency, if any, having final and complete plans and specifications for such work. All work performed by Tenant or its contractor relating to the Installations shall conform to applicable governmental laws, rules and regulations, including, without limitation, the Disability Acts. Upon completion of the Installations, Tenant shall deliver to Landlord "as built" plans. All Installations that constitute improvements constructed within the Premises shall be surrendered with the Premises at the expiration or earlier termination of this Lease, unless Landlord requests that same be removed pursuant to Section 2.3 of this Lease. TENANT SHALL INDEMNIFY AND SAVE LANDLORD HARMLESS FROM ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS), DEMANDS, CLAIMS, CAUSES OF ACTION AND LIENS ARISING FROM OR IN CONNECTION WITH ANY INSTALLATIONS PERFORMED BY OR ON BEHALF OF TENANT (other than if performed by Landlord), All Installations performed by or on behalf of Tenant will be performed diligently and in a first-class workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Building and/or Tenant's and Landlord's insurance carriers. Landlord will have the right, but not the obligation, to inspect periodically the work on the Premises and may require changes in the method or quality of the work.

          7.3.4. Approvals: Any approval by Landlord (or Landlord's architect and/or engineers) of any of Tenant's contractors or Tenant's drawings or plans or specifications which are prepared in connection with any construction of improvements (including without limitation, Tenant's Improvements) in the Premises shall not in any way be construed as or constitute a representation or warranty of Landlord as to the abilities of the contractor or the adequacy or sufficiency of such drawings, plans or specifications or the improvements to which they relate, for any use, purpose or condition.


                                    ARTICLE 8

                          INSURANCE, FIRE AND CASUALTY

     SECTION 8.1. TOTAL OR PARTIAL  DESTRUCTION OF THE BUILDING OR THE PREMISES:
Tenant covenants and agrees to immediately give Landlord telephonic and written notice of any fire or other casualty affecting the Premises or the Building. In the event that the Building should be totally destroyed by fire or other casualty or in the event the Building (or any portion thereof) should be so damaged that rebuilding or repairs cannot be completed, in Landlord's reasonable opinion, within two hundred seventy (270) days of Landlord's becoming aware of the applicable fire or casualty, either Landlord or Tenant may, at its option, terminate this Lease, by written notice to the other, with Tenant's notice to be given within twenty (20) days after being advised by Landlord that the rebuilding or repairs cannot be completed within two hundred seventy (270) days. In the event the Building or the Premises should be damaged by fire or other casualty and, in Landlord's reasonable opinion, the rebuilding or repairs can be completed within two hundred seventy (270) days of the date of the applicable fire or casualty, or if the damage should be more serious but neither Landlord nor Tenant elect to terminate this Lease pursuant to this Section, Landlord shall, within sixty (60) days after the date of receipt of notice of such damage, commence to rebuild or repair the Building and the Premises (including Tenant's Improvements, but only to the extent of insurance proceeds actually received by Landlord for the repair of Tenant's Improvements), and shall pursue with reasonable diligence the repair and restoration of the Building and the Premises to substantially the same condition which existed immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures, inventory, supplies or any other personalty or any other improvements (except Tenant's Improvements, but only to the extent of insurance proceeds actually received by Landlord for the repair of Tenant's Improvements which shall be first utilized by Landlord before any proceeds of Landlord's insurance) which may have been placed by Tenant or other tenants within the Building or at the Premises. Landlord shall allow Tenant a proportionate diminution of Base Rent and Additional Rent as may be fair and reasonable under the circumstances during any period of reconstruction or repair of the Premises due to an occurrence contemplated in this Section 8.1. Notwithstanding Landlord's restoration obligation, in the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire or reduce the mortgage debt or if the insurance company issuing Landlord's fire and casualty insurance policy fails or refuses to pay Landlord the proceeds under such policy, Landlord have no obligation to rebuild and this Lease shall terminate upon notice by Landlord to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Upon termination of the Lease pursuant to this Section, Base Rent and Additional Rent shall be abated from the date of the fire or casualty.


     SECTION 8.2. TENANT'S INSURANCE:

          8.2.1. Types of Coverage: Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the insurance set forth below:


               (a) Liability Insurance: Commercial General Liability Insurance covering the Premises and Tenant's use thereof against claims for personal or bodily injury or property damage occurring upon, in or about the Premises (including contractual indemnity and liability coverage), such insurance to insure both Tenant and, as additional named insureds, Landlord and its subsidiaries, directors, agents and employees and the Property Manager, with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, combined single limit, with respect to injury to any number of persons and all property damage, without a deductible. If the Agreed Rentable Area of the Premises is more than 20,000 square feet, then, in addition to and not in lieu of the above-stated coverage, Tenant shall carry umbrella or so-called excess coverage in an amount not less than $1,000,000.00 over Tenant's base coverage amount with no deductible. This insurance coverage shall extend to any liability of Tenant arising out of the indemnities provided for in this Lease.

               (b) Property Insurance: Property insurance on an "all-risk" coverage basis covering all fixtures, equipment and personalty located in the Premises, in an amount not less than one hundred percent (100%) of full replacement cost thereof, with a deductible not to exceed $1,000.00. Such policy will be written in the names of Tenant, Landlord, and any other parties reasonably designated by Landlord from time to time, as their respective interests may appear.

               (c) Workers Compensation Insurance: Worker's compensation insurance or any equivalent coverage allowed by law including Employer's Liability Insurance with limits in amounts not less than $500,000 per accident, $500,000 per individual, and $500,000 per policy-disease. Said policy shall insure against and satisfy Tenant's obligations and liabilities under the worker's compensation laws of the state where the Property is located.

               (d) Such other insurance as Landlord may reasonably require from time to time.

          8.2.2. Other Requirements of Insurance: All such insurance will be issued and underwritten by companies with an A.M. Best rating of not less than A-VIII licensed to do business in the state where the Premises is located and will contain endorsements that ( a) such insurance may not lapse with respect to Landlord or Property Manager or be canceled or amended with respect to Landlord or Property Manager without the insurance company giving Landlord and Property Manager at least thirty (30) days prior written notice of such cancellation or amendment, (b) Tenant will be solely responsible for payment of premiums, (c) in the event of payment of any loss covered by such policy, Landlord or Landlord's designees will be paid first by the insurance company for Landlord's loss and
(d) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord.

          8.2.3. Proof of Insurance: Tenant shall deliver to Landlord duplicate originals of certificates (policies at Landlord's request) of insurance required by this Section 8.2 prior to the Commencement Date and duly executed originals of binders of such insurance evidencing in-force coverage, within ten (10) days prior to the commencement of construction of Tenant's Improvements. Further, Tenant shall deliver to Landlord renewals thereof at least thirty (30) days prior to the expiration of the respective policy terms.

     SECTION 8.3. LANDLORD'S INSURANCE:

          8.3.1. Types of Coverage: Landlord covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Landlord will carry and maintain the insurance set forth below:

               (a) Liability Insurance: Commercial General Liability Insurance covering the Building and all Common Areas, insuring against claims for personal or bodily injury or property damage occurring upon, in or about the Building or Common Areas with limits of not less than $1,000,000.00 per occurrence and

$2,000,000.00 in the aggregate, combined single limit, with respect to injury to any number of persons and property damage. This insurance coverage shall extend to any liability of Landlord arising out of the indemnities provided for in this Lease.

               (b) Property Insurance: Landlord shall at all times during the term hereof maintain in effect a policy or policies covering the Building (excluding property required to be insured by Tenant) on an "all risk" basis in such amounts as Landlord may from time to time determine, providing protection against perils included within the standard form of "all risk" insurance policy promulgated in the State where the Property is located, and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine.

          8.3.2. Self-Insurance: Any insurance provided for in subsection 8.3.1 may be effected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that the requirements of this Section 8.3 are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord.

     SECTION 8.4. WAIVER OF SUBROGATION:

LANDLORD AND TENANT EACH HEREBY WAIVE ANY RIGHTS THEY MAY HAVE AGAINST THE OTHER (INCLUDING, BUT NOT LIMITED TO, A DIRECT ACTION FOR DAMAGES) ON ACCOUNT OF ANY LOSS OR DAMAGE OCCASIONED TO LANDLORD OR TENANT, AS THE CASE MAY BE (WHETHER OR NOT SUCH LOSS OR DAMAGE IS CAUSED BY THE FAULT, NEGLIGENCE OR OTHER TORTIOUS CONDUCT, ACTS OR OMISSIONS OF LANDLORD OR TENANT OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR INVITEES), to their respective property, the Premises, its contents or to any other portion of the Building or the Property arising from any risk covered by the current form of property insurance and fire and extended coverage insurance promulgated by the applicable insurance board or commission in the State where the Property is located and required to be carried by Tenant and Landlord, respectively under subsections 8.2.1 and 8.3.1 of this Lease. If a party waiving rights under this Section is carrying an "all-risk" coverage insurance policy in the promulgated form used in the state where the Property is located and an amendment to such promulgated form is passed, such amendment shall be deemed not a part of such promulgated form until it applies to the policy being carried by the waiving party. The parties hereto each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that Landlord or Tenant or their respective insurers may have against the other party or their respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this Section, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers. The foregoing waiver shall be effective whether or not the parties maintain the required insurance.

     SECTION 8.5. INDEMNITY:

          8.5.1. Tenant's Indemnity: TENANT COVENANTS AND AGREES TO INDEMNIFY AND HOLD LANDLORD, PROPERTY MANAGER AND THEIR RESPECTIVE PARTNERS, TRUST MANAGERS, OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS HARMLESS FROM ALL CLAIMS, DEMANDS, ACTIONS, DAMAGES, LOSS, LIABILITIES, JUDGMENTS, COSTS AND EXPENSES, INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS (EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS") WHICH (i) ARE SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST LANDLORD, (ii) ARE NOT PAID BY INSURANCE CARRIED BY TENANT OR LANDLORD (WITHOUT IN ANY WAY AFFECTING THE REQUIREMENTS OF OR LANDLORD'S RIGHTS UNDER SECTION 8.2 AND (iii) ARISE FROM OR IN CONNECTION WITH (a) THE USE OR OCCUPANCY OF THE PREMISES AND/OR ANY ACCIDENT, INJURY OR DAMAGE OCCURRING IN OR AT THE PREMISES OR (b) ANY BREACH BY TENANT OF ANY REPRESENTATION OR COVENANT IN THIS LEASE; PROVIDED, HOWEVER, SUCH INDEMNIFICATION OF LANDLORD BY TENANT SHALL NOT INCLUDE ANY CLAIM WAIVED BY LANDLORD UNDER SECTION 8.4 HEREOF, ANY CLAIM TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY CLAIM RELATING TO HAZARDOUS OR TOXIC MATERIALS EXCEPT TO THE EXTENT SUCH CLAIM ARISES OUR OF A BREACH BY TENANT OF ANY OF THE PROVISIONS OF SUBSECTION 5.1.2.

          8.5.2. Landlord's Indemnity: LANDLORD WILL INDEMNIFY AND HOLD TENANT AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS HARMLESS FROM ALL CLAIMS WHICH ARE SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST TENANT AND WHICH ARE NOT PAID BY PROCEEDS OF INSURANCE CARRIED BY LANDLORD OR TENANT AND WHICH ARISE FROM OR IN CONNECTION WITH (a) THE USE OF THE COMMON AREAS AND/OR ANY ACCIDENT, INJURY OR DAMAGE OCCURRING IN OR ON THE COMMON AREAS OR (b) ANY BREACH BY LANDLORD OF ANY REPRESENTATION OR COVENANT IN THIS LEASE; PROVIDED, HOWEVER, SUCH INDEMNIFICATION OF TENANT BY LANDLORD SHALL NOT INCLUDE ANY CLAIM WAIVED BY TENANT UNDER SECTION 8.4 HEREOF, ANY CLAIM TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR ANY CLAIM RELATING TO HAZARDOUS OR TOXIC MATERIALS EXCEPT TO THE EXTENT SUCH CLAIM ARISES OUT OF A BREACH BY LANDLORD OF ANY OF THE PROVISIONS OF SUBSECTION 5.1.2.

                                   ARTICLE 9

                                  CONDEMNATION

     SECTION 9.1. CONDEMNATION OF THE PROPERTY; If the Property or any portion thereof that, in Landlord's reasonable opinion, is necessary to the continued efficient and/or economically feasible use of the Property shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority in lieu of taking, then the term of this Lease shall, at the option of Landlord upon written notice to Tenant, forthwith cease and terminate.

     SECTION 9.2. CONDEMNATION OF PREMISES: In the event that all or substantially all of the Premises are taken or condemned or sold in lieu thereof or Tenant will be unable to use a substantial portion of the Premises for a period exceeding two hundred seventy (270) consecutive days by reason of a temporary taking, either Landlord or Tenant may terminate this Lease by delivering written notice thereof to the other within ten (10) business days after the taking, condemnation or sale in lieu thereof.

     SECTION  9.3.  CONDEMNATION  WITHOUT  TERMINATION:  If  upon  a  taking  or condemnation or sale in lieu of the taking of all or less than all of the Property which gives either Landlord or Tenant the right to terminate this Lease pursuant to Section 9.1 or 9.2 and neither Landlord nor Tenant elect to exercise such termination right, then this Lease shall continue in full force and effect, provided that, if the taking, condemnation or sale includes any portion of the Premises or the Building, the Base Rent and Additional Rent shall be redetermined on the basis of the remaining square feet of Agreed Rentable Area of the Premises or the Building. Landlord, at Landlord's sole option and expense, shall restore and reconstruct the Building to substantially its former condition to the extent that the same may be reasonably feasible, but such work shall not be required to exceed the scope of the work done by Landlord in originally constructing the Building, nor shall Landlord in any event be required to spend for such work in an amount in excess of the amount received by Landlord as compensation or damages (in excess of amounts retained by the mortgagee of the Property relating to the property taken) for the part of the Building or the Premises so taken.

     SECTION 9.4. CONDEMNATION PROCEEDS: Landlord shall receive the entire award (which shall include sales proceeds) payable as a result of a condemnation, taking or sale in lieu thereof. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in and to any such award. Tenant shall, however, have the right to recover from such authority through a separate award which does not reduce the Landlord's award, any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's physical property and for any other expenditure of Tenant in connection with the Premises

                                   ARTICLE 10

                                     LIENS

Tenant shall keep the Premises free from all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant and TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DAMAGES, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEE AND COSTS), ARISING FROM OR IN CONNECTION WITH ANY SUCH LIENS. In the event that Tenant shall not, within ten (10) days following notification to Tenant of the imposition of any such lien, cause the same to be released of record by payment or the posting of a bond in amount, form and substance acceptable to Landlord,

Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All amounts paid or incurred by Landlord in connection therewith shall be paid by Tenant to Landlord on demand and shall bear interest from the date of demand until paid at the rate set forth in Section 16.9. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the Building or the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Landlord in the Property or the Premises.

                                   ARTICLE 11

                           TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against, and any increases in Real Estate Taxes as a result of, any personal property or trade or other fixtures placed by Tenant in or about the Premises and any improvements (excluding Tenant's Improvements) constructed in the Premises by or on behalf of Tenant. In the event Landlord, at its sole election, pays any such additional taxes, or increases, Tenant will, within ten (10) days after demand, reimburse Landlord for the amount thereof. Such amounts shall bear interest from the date paid by Landlord until reimbursed by Tenant at the rate set forth in Section 16.9.


                                   ARTICLE 12

                            SUBLETTING AND ASSIGNING

     SECTION 12.1. SUBLEASE AND ASSIGNMENT: Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (it being agreed that for purposes of this Lease, assignment shall include, without limitation the transfer of a majority interest of stock, partnership or other forms of ownership interests, merger or dissolution) or mortgage or pledge the same, or sublet the Premises or any part thereof or permit the Premises to be occupied by any firm, person, partnership or corporation or any combination thereof, other than Tenant, without the prior written consent of Landlord. which consent shall not be unreasonably withheld or delayed. Tenant agrees that Landlord's failure to consent shall not be deemed reasonable if, in Landlord's opinion, among other things: (i) Tenant is in default under this Lease; (ii) the proposed sublease or assignment would tend to result in the violation of any applicable law, ordinance or regulation; (iii) the nature of the business of any assignee, sublessee or transferee (a) is inconsistent with any other tenant leases now or hereafter entered into by Landlord containing provisions against Landlord leasing space in the Building for certain uses, or (b) may have an adverse impact upon the manner in which the Building is operated or with the reputation of the Building; (iv) the character of the assignee, sublessee or transferee may have any adverse impact upon the reputation of the Building; (v) the sublessee, assignee or transferee is not sufficiently financially responsible to perform its obligations under the proposed sublease or assignment; (vi) the assignee, sublessee or transferee (a) is a tenant or occupant in the Building, (b) is a governmental entity; or (c) is any entity with whom Landlord is currently negotiating for space in the Building, even though in any of the foregoing circumstances (1) through (vi) the potential assignee, sublessee or transferee may have a good credit rating. In no event shall any assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and/or sublettings. All reasonable legal fees and expenses incurred by Landlord in connection with any assignment or sublease proposed by Tenant will be the responsibility of Tenant and will be paid by Tenant within twenty (20) days of receipt of an invoice from Landlord. In addition, Tenant will pay to Landlord an administrative overhead fee of not more than $500.00 in consideration for Landlord's review of any requested assignment or sublease.

     SECTION 12.2. LANDLORD'S RIGHTS RELATING TO ASSIGNEE OR SUBTENANT: If this Lease or any part hereof is assigned or the Premises or any part thereof are sublet, Landlord may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder, with Landlord retaining any excess rent {in excess of Rent Due under this Lease plus out of pocket costs actually incurred by Tenant in making the transfer for Landlord's sole benefit. Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord, and Tenant agrees that any such payments made by an assignee or sublessee to Landlord shall, to the extent of the payments so made, be a full and complete release and discharge of rent owed to Tenant by such assignee or sublessee. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises or any part thereof shall not be deemed a waiver of the above covenant in this Lease against assignment and subletting or a release of Tenant under this Lease. In the event that, following an assignment or subletting, this Lease or the rights and obligations of Tenant hereunder are terminated for any reason, including without limitation in connection with default by or bankruptcy of Tenant (which, for the purposes of this Section 12.2, shall include all persons or entities claiming by or through Tenant), Landlord may, at its sole option, consider this Lease to be thereafter a direct lease to the assignee or subtenant of Tenant upon the terms and conditions contained in this Lease.

                                   ARTICLE 13


                SUBORDINATION AND TENANT'S ESTOPPEL CERTIFICATE

     SECTION 13.1. SALE OF THE PROPERTY: In the event of a sale or conveyance by Landlord of the Property, the same shall operate to release Landlord from any and all liability under this Lease arising after the date of such sale, provided that if a Security Deposit has been paid by Tenant, Landlord shall not be released from liability with respect thereto unless Landlord transfers or credits the Security Deposit to the applicable purchaser.

     SECTION 13.2. SUBORDINATION, ATTORNMENT AND NOTICE: This Lease is subject and subordinate to any lease wherein Landlord is the tenant and to the liens of any and all mortgages or deeds of trust, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Property, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements and extensions thereof. Tenant also agrees that any lessor, mortgagee or trustee may elect (which election shall be revocable) to have this Lease superior to any lease or lien of its mortgage or deed of trust, and in the event of such election and upon notification by such lessor, mortgagee or trustee to that effect, this Lease shall be deemed superior to the said lease, mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said lease, mortgage or deed of trust. Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises (except in a sale-leaseback financing transaction), or in the event of a termination of any lease in a sale-leaseback financing transaction wherein Landlord is the lessee, attorn to and recognize such purchaser, assignee or mortgagee as Landlord under this Lease. Tenant shall, in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, attorn to and recognize purchaser at such sale, assignee, or mortgagee, as the case may be, as Landlord under this Lease. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without giving written notice specifying the default in reasonable detail to any lessor, mortgagee or trustee whose address has been delivered to Tenant, and affording such lessor, mortgagee or trustee a reasonable opportunity to perform and/or cure Landlord's default. Tenant further agrees that any lessor, mortgagee, trustee or purchaser at foreclosure shall not be liable for any acts of Landlord, shall not be liable for the Security Deposit if not actually received by any such party, be bound by any amendment of this Lease to which it did not consent in writing or be obligated to recognize Tenant's payment of any Rent which is paid to Landlord more than thirty (30) days in advance of its due date. The above subordination and attornment clauses shall be self-operative and no further instruments of subordination or attornment need be required by any mortgagee, trustee, lessor, purchaser or assignee. In confirmation thereof, Tenant agrees that, upon the request of Landlord, or any such lessor, mortgagee, trustee, purchaser or assignee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Section 13.2. Notwithstanding the foregoing, Tenant's agreement to
Subordinate and/or attorn is expressly conditioned on any such mortgagee agreement not to disturb this Lease provided Tenant's not in default.

     SECTION 13.3. TENANT'S ESTOPPEL CERTIFICATE: Tenant shall, within ten (10) days of the receipt of a request of Landlord or any mortgagee of Landlord, without additional consideration, deliver an estoppel certificate, consisting of reasonable statements required by Landlord, any mortgagee or purchaser of any interest in the Property, which statements may include but shall not be limited to the following: to Tenant's knowledge: the commencement date of this Lease; the amount of any security deposit; that this Lease is in full force and effect, with rental paid through the current date specified by Tenant and that Tenant is not in default; that this Lease has not been modified or amended; that Landlord is not in default and has fully performed all of its obligations hereunder. If Tenant is unable to make any of the statements contained in the estoppel certificate because the same is untrue, Tenant shall with specificity state the reason why such statement is untrue. Tenant shall, if requested by Landlord or any such mortgagee, deliver to Landlord a fully executed instrument in form reasonably satisfactory to Landlord evidencing the agreement of Tenant to the mortgage or other hypothecation by Landlord of the interest of Landlord hereunder.

                                   ARTICLE 14

                                     DEFAULT


     SECTION 14.1. DEFAULTS BY TENANT: The occurrence of any of the events described in subsections 14.1.1 through 14.1.7 shall constitute a default and breach of this Lease by Tenant.

          14.1.1. Failure to Pay Rent: Any failure by Tenant to pay Rent or to make any other payment required to be made by Tenant hereunder when due, no notice being required for default in payment of Rent.

          14.1.2.  Failure to Perform:  Except for failure covered by subsection
14.1.1 or 14.1.3, any failure by Tenant to observe and perform any provision of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) days after written notice to Tenant, provided that if such failure cannot be cured within said fifteen (15) day period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such fifteen (15) day period, diligently and continuously pursues the curative action, and fully and completely cures the failure within thirty (30) days after such written notice to Tenant.

          14.1.3. Continual Failure to Perform: The third failure by Tenant to perform and observe a particular provision of this Lease to be observed or performed by Tenant (other than the failure to pay Rent, which in all instances will be covered by subsection 14.1.1), no notice or cure period being required or afforded for any such third failure.

          14.1.4 Bankruptcy, Insolvency, Etc: Tenant or any Guarantor of Tenant's obligations hereunder, cannot meet its obligations as they become due; or is declared insolvent according to any law; or an assignment of Tenant's or Guarantor's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or Guarantor under this Lease is levied on under execution or under other legal process; or any petition is filed by or against Tenant or Guarantor to declare Tenant or Guarantor's bankrupt or to delay, reduce or modify Tenant's or Guarantor's debts or obligations; or any petition is filed or oter action taken to reorganize or modify Tenant's or Guarantor's capital structure if either Tenant or Guarantor be a corporation or other entity (provided that no such levy, execution, legal process or petition filed against Tenant or Guarantor shall constitute a breach of this Lease if Tenant or Guarantor shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within sixty (60) days from the date of its creation, service or filing).


          14.1.5. Abandonment: Vacation: The abandonment of the Premises by Tenant, or the vacating of the Premises by Tenant, which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days or more or if Tenant shall fail to move into or take possession of the Premises within ten (10) days after the date on which Rent is to commence under the terms of this Lease provided the Tenant shall not be in default so long as it (i) continues to a rent and all other sums due hereunder and (ii) pays any and all costs or increase in costs caused by its abandonment or vacation of the Premises.

          14.1.6. Loss of Right to do Business: If Tenant fails to maintain its right to do business in the state in which the Property is located or fails to pay any applicable annual franchise or other applicable taxes or assessments as and when the same become finally due and payable.

          14.1.7. Dissolution or Liquidation:  Tenant dissolves or liquidates or
otherwise  fails  to  maintain  its  corporate  or  partnership  structure,   as
applicable.

     SECTION 14.2. REMEDIES OF LANDLORD: Upon the occurrence of any default by tenant specified in Section 14.1, Landlord, at its option, may in addition to all other rights and remedies provided herein or at law or in equity, exercise one or more of the remedies set forth in subsections 14.2.1, 14.2.2 or 14.2.3.

          14.2.1. Termination of the Lease: Upon the occurrence of a default hereunder, Landlord may terminate this Lease and Tenant's right of possession of the Premises by giving written notice thereof to Tenant (whereupon all obligations and liabilities of Landlord hereunder shall terminate) and, without further notice and without liability, repossess the Premises. Landlord shall be entitled to recover all loss and damage Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including without limitation, the following (without duplication of any element of damages):

               (a) accrued Rent to the date of termination and Late Charges, plus interest thereon at the rate established under Section 16.9 from the date due through the date paid or date of any judgment or award by any court of competent jurisdiction, the unamortized cost of Tenant's Improvements, brokers' fees and commissions, attorneys' fees, moving allowances, and any other costs incurred by Landlord in connection with making or executing this Lease, the cost of recovering the Premises and the costs of reletting the Premises (including without limitation advertising costs, brokerage fees, leasing commissions, reasonable attorneys' fees, and refurbishing costs and other costs in readying the Premises for a new tenant); and

               (b) the present value of the Rent (discounted at a rate of interest equal to six percent (6%) per annum (the "Discount Rate") that would have accrued under this Lease for the balance of the Lease term but for such termination, reduced by the reasonable fair market rental value of the Premises for such balance of the Lease term (determined from the present value of the actual base rents, discounted at the Discount Rate, received and to be received from Landlord's reletting of the Premises or, if the Premises are not relet, the base rents, discounted at the Discount Rate, that would be received from a comparable lease and comparable tenant for a comparable term and taking into account among other things, the condition of the Premises, market conditions and the period of time the Premises may reasonably remain vacant before Landlord is able to re-lease the same to a suitable replacement tenant, it being agreed that

Landlord shall have no obligation to relet or attempt to relet the Premises except as otherwise required by law); and

               (c) any other costs or amounts necessary to compensate Landlord for its damages.


          14.2.2. Repossession and Re-Entry: Upon the occurrence of a default hereunder, Landlord may, without judicial process, immediately terminate Tenant's right of possession of the Premises (whereupon all obligations and liability of Landlord hereunder shall terminate), but not terminate this Lease, and, without notice, demand or liability, enter upon the Premises or any part thereof, take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Premises and change the locks and other security systems. If Landlord terminates Tenant's possession of the Premises under this subsection 14.2.2, (i) Landlord shall have no obligation whatsoever to tender to Tenant a key or other form of access for the new locks and other security systems installed in the Premises, (ii) Tenant shall have no further right to possession of the Premises, and (iii) Landlord shall have no obligation whatsoever to relet or attempt to relet the Premises. Landlord may, however, at its sole option relet the Premises or any part thereof for such terms and such rents as Landlord may in its sole discretion elect. If Landlord elects to relet the Premises, rent received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord (in such order as Landlord shall designate), second, to the payment of any reasonable cost of such reletting, including, without limitation, refurbishing costs, reasonable attorneys' fees, advertising costs, brokerage fees and leasing commissions, and third, to the payment of Rent due and unpaid hereunder (in such order a Landlord shall designate), and Tenant shall satisfy and pay to Landlord any deficiency upon demand therefor from time to time. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to subsection 14.2.1. If Landlord relets the Premises, either before or after the termination of this Lease, all such rentals received from such lease shall be and remain the exclusive property of Landlord, and Tenant shall not be, at any time, entitled to recover any such rental. Landlord may at any time after a reletting elect to terminate this Lease. To the maximum extent permitted by applicable laws, Landlord is under no obligation to mitigate its damages by reletting the Premises, and Tenant hereby waives any requirement of Landlord to mitigate its damages by reletting the Premises. In the event Landlord is required, by Law, to mitigate its damages, Tenant agrees and acknowledges that the following actions of the Landlord constitute "objectively reasonable efforts:"

               (a) within forty-five (45) days after Tenant no longer occupies the Premises, placing a "For Lease" sign at the Premises; placing the Premises on Landlord's inventory of available space, if any; making Landlord's inventory available to area brokers; advertising the Premises for lease in a suitable trade journal; and showing the Premises to prospective tenants who request to see it.

          14.2.3. Cure of Default: Landlord may enter upon the Premises, without having any liability therefore, and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, UNLESS SOLELY CAUSED BY THE GROSS NEGLIGENCE QB WILLFUL MISCONDUCT OF LANDLORD.

          14.2.4. Continuing Obligations: No repossession of or re-entering upon the Premises or any part thereof pursuant to subsection 14.2.2 or 14.2.3 of this Section or otherwise and no reletting of the Premises or any part thereof pursuant to subsection 14.2.2 shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. In the event of any such repossession of or re-entering upon the Premises or any part thereof by reason of the occurrence of a default, Tenant will continue to pay to Landlord Rent required to be paid by Tenant.

          14.2.5. Cumulative Remedies: No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to the other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

     SECTION 14.3. DEFAULTS BY LANDLORD: Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant delivers written notice thereof to Landlord (to each of the addresses required by this Section) and each mortgagee who has a lien against any portion of the Property and whose name and address has been provided to Tenant, provided that if such failure cannot reasonably be cured within said thirty (30) day period, Landlord shall not be in default hereunder if the curative action is commenced within said thirty (30) day period and is thereafter diligently pursued until cured. In no event shall (i) Tenant claim a constructive or actual eviction or that the Premises have become unsuitable hereunder or (ii) a constructive or actual eviction or breach of the implied warranty of suitability be deemed to have occurred under this Lease, prior to the expiration of the notice and cure periods provided under this Section 14.3. Any notice of a failure to perform by Landlord shall be sent to Landlord at the addresses and to the attention of the parties set forth in Item 14 of Article 1. Any notice of a failure to perform by Landlord not sent to Landlord at all addresses and/or to the attention of all parties required under this Section and to each mortgagee who is entitled to notice or not sent in compliance with Article 15 shall be of no force or effect.


     SECTION 14.4. LANDLORD'S LIABILITY:

          14.4.1. Limitations of Recourse: Tenant is granted no contractual right of termination by this Lease, except to the extent and only to the extent set forth in Sections 8.1 and 9.2, or in any Rider which may be attached hereto. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the

Property as the same may then be encumbered and Landlord, its trust managers, partners, officers, employees and shareholders shall not be liable for any deficiency or other property of Landlord be levied for execution. In no event shall Landlord be liable to Tenant for consequential or special damages by reason of a failure to perform (or a default) by Landlord hereunder or otherwise.

          14.4.2. Limitations on Landlord's Liability: Unless covered by Section 8.5.2, Landlord shall not be liable to Tenant for any claims, actions, demands, costs, expenses or damage or liability of any kind arising from (i) the use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant or by or through the acts or omissions of any of their respective employees, officers, agents, invitees, or contractors; (ii) fire, explosion, falling sheetrock, gas, electricity, water, rain, or snow, or dampness or leaks in any part of the Premises, (iii) the pipes, appliances or plumbing works or from heating, ventilation or air conditioning equipment, the roof, street, or subsurface, or (iv) tenants or any persons either in the Premises or elsewhere in the Building (other than Common Areas), or by occupants of Property adjacent to the Building or Common Areas, or by the public or by the construction of any private, public, or quasi-public work. In no event shall Landlord be liable to Tenant for any loss of or damage to property of Tenant or of others located in the Premises or the Building by reason of theft or burglary.

                                   ARTICLE 15

                                     NOTICES

Any notice required or permitted in this Lease shall be given in writing, sent by (a) personal delivery, or (b) Federal Express or similar overnight carrier with proof of delivery, or (c) United States mail, postage prepaid, addressed as provided in Item 14 of Article 1 and Section 14.3 hereof, or to such other address or to the attention of such other person as shall be designated from time to time in writing by the applicable party and sent in accordance herewith. Notice also may be given by telex or fax, provided each transmission is confirmed (and such confirmation is supported by documented evidence) as received and further provided a telex or fax number, as the case may be, is set forth in Item 14 of Article 1. Any such notice or communication shall be deemed to have been given either at the time of receipt of personal delivery or, in the case of overnight courier service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex or fax, upon receipt.

                                   ARTICLE 16

                            MISCELLANEOUS PROVISIONS

     SECTION 16.1. BUILDING NAME AND ADDRESS: Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord shall have the right at any time to change the name, number, address, or designation by which the Building is known.

     SECTION 16.2. SIGNAGE: Tenant shall not without the prior written consent of Landlord erect, inscribe, paint, affix or display anything or other insignia upon any part of the Property or any portion of the Premises other than customary and usual artwork. diplomas. etc. Without in any way limiting the foregoing, any signs erected by Tenant shall conform to all laws, ordinances, statutes, rules, regulations or other governmental or quasi-governmental or restrictive covenant requirements and standard signage criteria that Landlord has prescribed for the Property. Once approved by Landlord and erected by Tenant, Tenant shall keep and maintain such signs in good repair and remove the same and restore the Premises (and/or Property) prior to the Expiration Date (as set forth in Item 5 of Article 1) to their original condition.

     SECTION 16.3. NO WAIVER: No waiver by Landlord or by Tenant of any provision of this Lease shall be deemed to be a waiver by either party of any other provision of this Lease. No waiver by Landlord or Tenant of any breach by the other shall be deemed a waiver of any subsequent breach by such party of the same or any other provision. The failure of Landlord or Tenant to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Landlord's or Tenant's consent to or approval of any act by the other party requiring the other party's consent or approval shall not be deemed to render unnecessary the obtaining consent to or approval of any subsequent act of the other party. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys or access cards to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach. No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless such waiver is expressly stated in writing signed by the waiving party. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy which may be available to Landlord.

     SECTION 16.4. APPLICABLE LAW: This Lease shall be governed by and construed in accordance with the laws of the state where the Property is located. Furthermore, this Lease shall not be construed against either party more or less favorably by reason of authorship or origin of language.

     SECTION 16.5. SUCCESSORS AND ASSIGNS: Subject to Article 12 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representative, successors and assigns.

     SECTION 16.6. BROKERS: Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 11 of Article 1, and that it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with this Lease. TENANT AGREES TO INDEMNIFY AND HOLD HARMLESS LANDLORD FROM AND AGAINST ANY LIABILITY OR CLAIM, WHETHER MERITORIOUS OR NOT,

ARISING IN RESPECT TO BORKERS AND/OR AGENTS NOT SO NAMES. Landlord warrants that it has had not dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 10 of
Article 1, and that it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with the Lease. LANDLORD AGREES TO INDEMNIFY AND HOLD HARLESS TENANT FROM AND AGAINST ANY LIABILITY OR CLAIM, AND/OR AGENTS NOT SO NAMED. Landlord has agreed to pay the fees of the brokers (but only the brokers) named in Items 10 and 11 of Article 1 to the extent that Landlord has agreed to pursuant to a written agreement with such brokers.

     SECTION 16.7. SEVERABILITY: If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the application of such provisions to other persons or circumstances and the remainder of this Lease shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     SECTION 16.8. EXAMINATION OF LEASE: Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution by and delivery to both Landlord and Tenant.

     SECTION 16.9. INTEREST ON TENANT'S OBLIGATIONS: In addition to the late charges specified in Section 3.4, any amount due from Tenant to Landlord which is not paid on or before the date due shall bear interest at the lower of (i) twelve (l2%) per annum or (ii) the highest rate from time to time allowed by applicable law, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default.

     SECTION 16.10. TIME: Time is of the essence in this Lease and in each and all of the provisions hereof. Whenever a period of days is specified in this Lease, such period shall refer to calendar days unless otherwise expressly stated in this Lease.

     SECTION 16.11. DEFINED TERMS AND MARGINAL HEADINGS: The words Landlord and Tenant as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles, sections and subsections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

     SECTION 16.12. AUTHORITY OF TENANT: Tenant and each person signing this Lease on behalf of Tenant represents to Landlord as follows: Tenant and its general partners and managing members, if applicable, are each duly organized and legally existing under the laws of the state of its incorporation and is duly qualified to do business in the state where the Property is located. Tenant and its general partners and managing members, if applicable, each has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carryon its business as now conducted and as contemplated to be conducted. Each person signing on behalf of Tenant is authorized to do so.

     SECTION 16.13. FORCE MAJEURE: Whenever a period of time is hereby prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant's obligation to pay Base Monthly Rent, Additional Rent or any other amount payable to Landlord hereunder.

     SECTION 16.14. RECORDING: This Lease shall not be recorded. However, Landlord shall have the right to record a short form or memorandum hereof, at Landlord's expense, at any time during the terms hereof, and, if requested, Tenant agrees (without charge of Landlord) to join in the execution thereof.

     SECTION 16.15. NO REPRESENTATIONS: LANDLORD AND LANDLORD'S AGENTS HAVE MADE NO WARRANTIES, REPRESENTATIONS OR PROMISES (EXCEPT OR IMPLIED) WITH RESPECT TO THE PREMISES, THE BUILDING OR ANY OTHER PART OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE CONDITION, USE OR SUITABILITY OF THE PREMISES, THE BUILDING OR THE PROPERTY), EXCEPT AS HEREIN EXPRESSLY SET FORTH AND NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THE PROVISIONS OF THIS LEASE.

     SECTION 16.16. PARKING: The parking areas and any parking structures shall be designated for automobile parking on a non-exclusive basis for all Property tenants (including Tenant) and their respective employees, customers, invitees and visitors. Parking and delivery areas for all vehicles shall be in accordance with parking regulations established from time to time by Landlord with which Tenant agrees to conform. Tenant shall only permit parking by its employees, customers and agents of appropriate vehicles in appropriate designated parking areas. Tenant shall receive non-exclusive access to three (3) parking spaces for every 1000 square feet of the Premises.

     SECTION 16.17. ATTORNEYS' FEES: In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.

     SECTION 16.18. NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on the Property or lands adjacent to the Property shall in no way affect this Lease or impose any liability on Landlord (even if Landlord is the adjacent land owner).

     SECTION 16.19. SURVIVAL OF INDEMNITIES: Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of the Lease.

     SECTION 16.20. TENANT HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY/LEGAL COUNSEL OF TENANT'S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER. TENANT COVENANTS, REPRESENTS AND WARRANTS THAT TENANT'S ATTORNEY/LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY LANDLORD OR AN AGENT OF LANDLORD.

     SECTION 16.21. TENANT AND LANDLORD EACH: (1) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS TENANT AND LANDLORD THAT IS TRIABLE OF RIGHT BY A JURY; AND (2) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

     SECTION 16.22. WITH RESPECT TO THE BUILDING OR ANY PORTION THEREOF, TENANT HEREBY WAIVES ALL RIGHTS UNDER SECTIONS 41.413 AND 42.015 OF THE TEXAS TAX CODE OR ANY SIMILAR OR CORRESPONDING LAW: (1) TO PROTEST A DETERMINATION OF APPRAISED VALUE OR TO APPEAL AN ORDER DETERMINING A PROTEST; (2) TO RECEIVE NOTICES OF REAPPRAISALS. TENANT SHALL HAVE THE REIGHT, FROM TIME TO TIME, TO REQUEST THAT LANDLORD APPEAL THE ASSESSMENT OF REAL ESTATE TAXES PROVIDED THAT TENANT
DELIVERS WRITTEN NOTICE TO LANDLORD AT LEASE SIXTY (60) DAYS PRIOR TO THE DEADLINE FOR FILING AND APPEAL or such earlier time as is reasonable. Landlord shall give Tenant notice of any increase in assessed property value. TENANT'S NOTICE SHALL STATE THE BASIS FOR WHICH IT BELIEVES THE TAX ASSESSMENT SHOULD BE REDUCED. LANDLORD SHALL CONSIDER TENANT'S REQUEST AND DETERMINE WHETHER IS WISHES TO FILE AN APPEAL. IF LANDLORD ELECTS NOT TO FILE AN APPEAL IT SHALL NOTIFY TENANT AND TENANT SHALL HAVE THE RIEGHT TO APPEAL THE TAX ASSESSMENT AT ITS SOLD COST AND EXPENSE.

     SECTION 16.23. ENTIRE AGREEMENT: This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     SECTION 16.24 SURRENDER SPACE: On December 31, 2002 Tenant shall surrender to Landlord approximately 11,360 square feet of space located on the first floor as set forth on the second floor as set forth on Exhibit "D". On August 31, 2003 Tenant shall surrender to Landlord approximately 6,959 square feet of space located on the first floor as set forth on Exhibit "E". Tenant shall surrender such space in accordance with Section 2.3 above. Landlord shall erect a demising wall separating the surrendered space from the Premises.

     SECTION 16.25. [Intentionally omitted]

     SECTION 16.26. LANDLORD'S LIEN: Tenant grants to Landlord an express contractual lien on and security interest in and to all goods, equipment, furnishings, fixtures, furniture, chattels and tangible personal property of whatever nature owned by Tenant attached or affixed to or used in and about the Premises on the date of this Lease or at any time after the date of this Lease or otherwise located in the Premises or relating to Tenant's use of the Premises and all renewals or replacements or substitutions for any of the foregoing, all building materials and equipment now or hereafter delivered to the Premises and intended to be installed in the Premises and all security deposits and advance rentals under lease agreements on the date of this Lease or at any time after the date of this Lease covering or affecting the Premises and held by or for the benefit of Tenant, and all proceeds of the foregoing (including by way of illustration, but not limitation, proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property). Upon Landlord's request, Tenant shall execute and deliver to Landlord two (2) originals of a financing statement in form sufficient to perfect the security interest granted hereunder. A carbon, photographic or other reproduction of this Lease or this provision is sufficient and may be filed as a financing statement. Landlord shall have all the rights and remedies of a secured party under the Uniform Commerce Code as adopted in the State where the Property is located and this lien and security interest may be foreclosed by process of law. The requirement of reasonable notice prior to any sale under Article 9 of the applicable Uniform Commerce Code shall be met if such notice is given in the manner prescribed herein at least ten (10) days before the day of sale. Any public sale made pursuant to the provisions of this Section shall be deemed to have been conducted in a commercially reasonable manner if held in the Premises after the time place and method of sale and a general description of the types of property to be sold have been advertised for ten (10) consecutive days prior to the date of sale in a daily newspaper published in the county where the Building is located.

     SECTION 16.27. SECOND FLOOR ELEVATOR: Reference is made to the following facts: (i) a portion of the Premises is located on the second floor of the Building (ii) and existing elevator services the second floor, but it is located within lease space Landlord intends to lease to third parties so there will be no elevator servicing Tenants area access to the portion of the Premises on the second floor, and (iii) Tenant has been advised by Graham Marcus and Consultants (a firm specializing in issues related to the Texas Accessibility Standards ("TAS") and the Americans with Disabilities Act ("ADA") that under the regulations and guidelines issued under the Americans with Disabilities Act and the Texas Architectural Barriers Act (collectively, "Access Laws") at the time of this lease execution, it is unlikely that elevator access will be required. In the event that under new regulations and guidelines related to the Access Laws, governmental authority gives notice to Tenant seeking such elevator access, Tenant will use its best efforts to obtain a variance by all applicable governmental authorities, if permitted by applicable Access Laws, so that no elevator access to the second floor portion of the Premises will be required. In the further event that Tenant is unable to obtain such a variance and Landlord is satisfied that Tenant has used its best efforts, the Landlord has the right at its option either to (i) construct a common area access way to the existing elevator on the second floor for use by Tenant, its employees, agents, contractors and invitees or, (ii) to recapture the second floor area to comply with the Access Laws. Landlord retains the right to construct a common area access on the second floor that will include the elevator access.

     SECTION 16.28. LEASE CONTENTS: This lease consists of sixteen Articles and Exhibits "A" through "E" and Rider 1. 3. 4 and 6.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease as of the date specified in the introductory paragraph of this Lease.



                                            LANDLORD

                                            AlP-SWAG OPERATING
                                            PARTNERSHIP, L.P., a Delaware
                                            Limited Partnership

                                            By: AIP-SWAG GP, Inc., a Texas
                                                Corporation, its general partner


                                            By: /s/ Richard E. Brown
                                            ------------------------------------
                                            Name:  Richard E. Brown
                                            Title: Vice President

                                            Date: June 7, 2002

                                            TENANT:

                                            TM Century, Inc.

                                            By: /s/ David Graupner, CEO
                                            ------------------------------------
                                            Name:  David Graupner, CEO

                                   EXHIBIT A

                             SITE PLAN OF PREMISES

                               [GRAPHIC OMITTED]











                           SECOND FLOOR AREA EXHIBIT



                               [GRAPHIC OMITTED]

                                    EXHIBIT B
                        ACCEPTANCE OF PREMISES MEMORANDUM



     This Acceptance of Premises Memorandum is being executed pursuant to that certain Commercial Lease Agreement (the "Lease") dated the _________ day of ________________ between AlP-SWAG Operating Partnership, L.P., a Delaware Limited Partnership c/o American Industrial Properties REIT, ("Landlord"), and TM Century, Inc., a Delaware corporation, ("Tenant"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain space in the building located at 2002 Academy Lane. Landlord and Tenant hereby agree that:

     1. Landlord has fully completed the construction work required under the terms of the Lease, except for the Punch List Items (as may be shown on the attached List).

     2. The Premises are tenantable, Landlord has no further obligation for construction (except with respect to Punch List Items), and Tenant acknowledges that the Building, the Premises and Tenant's Improvements are satisfactory in all respects, except for the Punch List Items, and are suitable for the Permitted Use.

     3. The Commencement Date of the Lease is the 1st day of March, 2002. If the date set forth in Item 4 of Article 1 of the Lease is different than the date set forth in the preceding sentence, then Item 4 of
          Article 1 of the Lease is hereby amended to be the Commencement Date set forth in the preceding sentence.


     4. The Expiration Date of the Lease is the 31st day of August, 2010. If the date set forth in Item 5 of Article 1 of the Lease is different than the date set forth in the preceding sentence, then Item 5 of
          Article 1 of the Lease is hereby amended to be the Expiration Date set forth in the preceding sentence.

     5. Tenant represents to Landlord that Tenant has obtained a Certificate of Occupancy covering the Premises, a copy of which is attached hereto as Exhibit B-1.

     6. Tenant acknowledges that it has been given the opportunity to inspect the Premises and has conducted such inspections and investigations of the Premises as it deems necessary and appropriate and accepts the Premises in an "AS IS, WHERE IS" condition, that the buildings and improvements comprising the Premises are suitable for the purpose for which the Premises are being leased hereby and that Landlord makes no warranty as the habitability, fitness or suitability of the Premises for a particular purpose nor as to the absence of any toxic or otherwise hazardous substances.

     7. All capitalized items not defined herein shall have the meaning assigned to them in the Lease.


Agreed and Executed this _______________day of ______________


LANDLORD:                               TENANT:
AlP-SWAG Operating Partnership, L.P.,   TM Century, Inc., a Delaware corporation
a Delaware Limited Partnership

AlP-SWAG G.P. Inc.,
a Texas Corporation
its General Partner

By: /s/ Richard E. Brown                By: /s/ David Graupner
------------------------                ------------------------
Name: Richard E. Brown                  Name: David Graupner
Title, Vice President                   Title: CEO

                                    EXHIBIT C

                              RULES AND REGULATIONS



     1. No loud speakers, television, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside the Premises without prior consent of Owner.

     2. Tenant shall not use the public or common area in the office complex for business purposes.

     3. Tenant shall not place or suffer to be placed displays or decorations in front of the Premises or in any common area.

     4. Tenant and Tenant employees and agents shall not distribute any handbills or other advertising matter in automobiles parked in the parking area, or in any other common areas of the Projects.

     5. No entries or passageways shall be obstructed, nor shall any material of any nature be placed in these areas, or such areas be used at any time except for the access or egress by Tenant, Tenant's agents, employees or invitees.

     6.No portion of Tenant's area or any other part of Building shall at any time be used or occupied as sleeping or lodging quarters.

     7. No signs will be allowed in any form on exterior of Building or windows inside or out, and no signs except in uniform location and uniform styles fixed by Owner will be permitted in the public corridors or on corridor doors or entrances to Tenant's space.

     8.Owner will not be responsible for lost or stolen personal property from Tenant's area or public rooms regardless of whether or not such loss occurs when area is locked against entry or not.

     9. No draperies, shutters, or other window covering shall be installed on exterior windows or walls or windows and doors facing public corridors without Owner's written approval.

     10. Tenant will refer all contractors, contractor's representatives an installation technicians, rendering any service on or to the leased Premises for Tenant, to Owner for Owner's reasonable approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installation of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment of any other physical portion of the Building.

     11. Tenant shall not place, install or operate on the lease Premises or in any other part of the Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein (except microwave and beverage



                                      C-l
services for employees and guests) or place or use in or out the leased Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous material without written consent of Owner.

                             RULES AND REGULATIONS
                                  (CONTINUED)

     12. The movement of furniture, equipment, merchandise or materials within, into or out of the Building shall be restricted to time, method and routing of movement as reasonably determined by Owner upon request from Tenant and Tenant shall assume all liability and risk in such movement. Safes and other heavy equipment shall be moved into leased premises only with Owner's written consent and placed where directed by Owner. Any damage done to building by taking in or removing any safe, or from overloading any floor in any way, shall be placed upon the Tenant.

     13. 0wner shall provide all locks for doors in each Tenant's premises, at the cost of such Tenant, and no additional locks shall be placed on any door in Building without written consent of Owner. A reasonable number of keys to leased Premises will be furnished by Owner and neither Tenant, its agents, or employees, shall have any duplicate keys made. Owner may at all times keep a pass key to leased Premises. All keys shall be returned to Owner promptly upon termination of this Lease.


     14. Tenant shall have the non-exclusive use in common with the Owner, other tenants, their guests and invitees, of the uncovered automobile surface parking areas, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Owner. Owner shall have the right to designate parking areas for the use of the Building's Tenant and their employees.


     15. A11 alterations or miscellaneous job orders shall at all times be directed to the Property Manager's office in order that the management may provide for the orderly and otherwise proper processing of such work in accordance with any covenants of the Lease Agreement applicable thereto.

     16. Corridor doors, when not in use, shall be kept closed.

     17. Tenant shall cooperate with Owner's employees in keeping its leased Premises neat and clean.

     18. No birds, fowls, or animals shall be brought into or kept in or about the Building.

     19. The water closets and other water fixtures shall not be used for any purpose other than those for which they are constructed, and any damage to them from misuse, or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

     20. Agents of the Landlord shall at all times be allowed admittance to said leased Premises in accordance with other provisions of the Lease.

     21. No smoking will be allowed in any area of the Building including common areas, restrooms, and tenant premises.

     22. Owner may amend or add new rules and regulations subject to other provisions of this Lease.





                                 /s/ David Graupner
                                ---------------------------
================================================================================
                                     Tenant

                                    EXHIBIT D
                       SURRENDER SPACE - DECEMBER 31.2002




                              [See Attached Plan ]



                               [GRAPHIC OMITTED]






                           SECOND FLOOR AREA EXHIBIT

                                    EXHIBIT E
                        SURRENDER SPACE - AUGUST 31.2003

                              [See Attached Plan]







                               [GRAPHIC OMITTED]

                                    RIDER 1

                                 RENEWAL OPTION

     1. If, and only if, on the Expiration Date and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below),
(i) Tenant is not in default under this Lease, (ii) Tenant then occupies and the Premises consisting of at least all the original Premises, and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant, shall have and may exercise an option to renew this Lease for one (1) additional term of five (5) years (the "Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal, and (y) the rental for the Renewal Term shall be the "Renewal Rental Rate", but in no event will the Base Monthly Rent be less than the Base Monthly Rent for the last twelve (12) calendar months of the initial term of the Lease. The Renewal Rental Rate is hereby defined to mean the then prevailing market rent (including, without limitation, those similar to the Base Monthly Rent and Additional Rent) for the Building as determined by Landlord.

     2. If Tenant desires to renew this lease, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least six
(6) months but no more than nine (9) months prior to the Expiration Date. Landlord shall, within the next forty five (45) days, notify Tenant in writing of Landlord's determination of the Renewal Rental Rate and Tenant shall, within the next twenty (20) days following receipt of Landlord's determination of the Renewal Rental Rate, notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate. If Tenant timely notifies Landlord of Tenant's acceptance of Landlord's determination of the Renewal Rental Rate, this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Rent in accordance with this Rider. If (x) Tenant timely notifies Landlord in writing of Tenant's rejection of Landlord's determination of the Renewal Rental Rate or (y) Tenant does not notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate within such twenty (20) day period, this Lease shall end on the Expiration Date and Landlord shall have no further obligation or liability hereunder.

                                     RIDER 4

                         TENANT'S RIGHT OF OPPORTUNITY



     A. Prior to leasing to a third party any of the area described on Schedule A attached to. this Rider (the "Opportunity Expansion Space"), Landlord shall deliver to Tenant a written statement ("Statement") setting forth Landlord has received a bonafide offer to lease all or a portion of the Opportunity Expansion Space. Tenant shall have two (2) business days after receipt of the Statement within which to notify Landlord in writing that it desires to lease the applicable Opportunity Expansion Space (each such written notice is herein referred to as a "Notice "). Failure by Tenant to notify Landlord within such two (2) business day period shall be deemed an election by Tenant not to lease the applicable Opportunity Expansion Space and Landlord shall have the right to lease such space to the tenant identified in the Statement. If Landlord does not lease such Opportunity Expansion Space to such tenant, then Landlord will comply with the provision of this Addendum prior to leasing such space to any other third party during the primary term of the Lease.

     B. The Opportunity Expansion Space shall be leased to Tenant upon all terms and conditions of this Lease with the following exceptions: (i) all Opportunity Expansion Space shall be delivered to Tenant in "as is" condition; (ii) Base Annual Rent for the Opportunity Expansion Space will be equal to the product of the Agreed Rentable Area of the Opportunity Expansion Space multiplied by a fraction, the numerator of which will be the Base Annual Rent for the Premises immediately prior to the addition of the Opportunity Expansion Space to the Premises and the denominator of which will be the Agreed Rentable Area of the Premises immediately prior to the addition of the Opportunity Expansion Space to the Premises; (iii) Base Monthly Rent for the Opportunity Expansion Space will be equal to one-twelfth (1/12th) of the Base Annual Rent for the Opportunity Expansion Space; (iv) the Opportunity Expansion Space will be improved by Landlord in accordance with part C following; (v) except as provided in part C following, Tenant shall not be entitled to any allowances or inducements with respect to the applicable Opportunity Expansion Space; and (vi) Base Annual Rent and Additional Rent with respect to the applicable Opportunity Expansion Space shall commence on the earlier to occur of (x) the date that Tenant commences use of the applicable Opportunity Expansion Space for any purpose, or (y) the date on which the applicable Opportunity Expansion Space improvements are Substantially Completed, provided that the initial date determined under this clause (y) shall be adjusted backward (i.e., to an earlier date) by one (1) day for each day of Tenant Delays (as defined in the applicable agreement for Opportunity Expansion Space construction). Upon such rent commencement date, (1) the Agreed Rentable Area of the Premises shall be deemed increased by the agreed rentable area of the Opportunity Expansion Space, (2) Base Annual Rent for the Premises shall be deemed increased by an amount equal to the Base Annual Rent for the Opportunity Expansion Space, (3) Base Monthly Rent for the Premises shall be deemed increased to an amount equal to one twelfth (1/12th) of the Base Annual Rent for the Premises (as increased), and (4) Additional Rent for the Premises shall be recalculated in the basis of the increased Agreed Rentable Area of the Premises.

     C. Within fifteen (15) days after Landlord's receipt of a Notice, Tenant and Landlord will enter into an agreement for construction, substantially in the form of Exhibit D attached to the Lease, provided that such form shall be amended to (i) set forth appropriate dates, (ii) amend the finish allowance to be an amount calculated in accordance with the remaining provisions of this part C, and (iii) provide for such other matters as are necessary to reflect the agreements of the parties with respect to the finish out of the applicable Opportunity Expansion Space. Pursuant to the agreement for construction,
Landlord  shall  construct  or  cause  to be  constructed  improvements  in  the applicable Opportunity Expansion Space in substantial accordance with construction plans agreed to be Landlord and Tenant. The cost of constructing such improvements shall be borne by Tenant except that Landlord shall provide Tenant with a finish allowance equal to the product of (i) the per square foot finish allowance, if any, provided by Landlord with respect the initial Premises times (ii) the number of square feet in the applicable Opportunity Expansion Space times (iii) a fraction, the numerator of which will be the number of full calendar months in the initial Lease Term from and after the date Base Annual Rent commences with respect to the Opportunity Expansion Space and the denominator which will be the number of full calendar months in the initial Lease Term.

     D. Upon Substantial Completion of the applicable Opportunity Expansion Space improvements, Landlord and Tenant shall execute an Acceptance of Premises Memorandum in substantially the form of Exhibit B attached to the Lease. If Tenant occupies any Opportunity Expansion Space without executing the Acceptance of Premises Memorandum, Tenant shall be deemed to have accepted such Opportunity Expansion Space for all purposes.

     E. Within fifteen (15) days after Landlord's receipt of a Notice, Landlord and Tenant will enter into an amendment to this Lease reflecting (i) the addition of the applicable Opportunity Expansion Space to the Premises, (ii) the increase in Base Annual Rent and Additional Rent payable under this Lease, (iii) the increase in Tenant's Pro Rata Share Percentage, and (iv) such other amendments as are necessary as determined by Landlord.

     F. Notwithstanding any other provision or inference herein to the contrary, Tenant's right and Landlord's obligations under this Rider shall expire and be of no further force or effect on the earliest of (i) the expiration or earlier termination of the initial term of this Lease, (ii) a default beyond any applicable period by Tenant under this Lease.

                                    RIDER 6

                       CAP ON CERTAIN OPERATING EXPENSES

For the purpose of determining Additional Rent, Operating Expenses (exclusive of the Non-Capped Expenses, as hereinafter defined) for any calendar year shall not be increased over the amount of Operating Expenses (exclusive of Non-Capped Expenses) during the calendar year in which the term of this Lease commences by more than eight percent (8%) per year on a cumulative basis, compounded annually. For example, if Operating Expenses (exclusive of Non-Capped Expenses) during the calendar year in which the term of this Lease commences were $100,000, the cap on Building Operating Expenses for the fourth full calendar year would be $136,048.90 ($100,000 times 1.08 times 1.08 times 1.08 times 1.08.
It is understood and agreed that there shall be no cap on Non-Capped Expenses, which are hereby defined to mean all utility expenses, insurance premiums and the expenses described in parts (iii), (iv) and (v) of subsection 3.2.1(b) of
Article 3 of the Lease.

                                   ADDENDUM 2

     This Addendum is attached to and made a part of that certain Lease (the "Lease") by and between AlP-SWAG Operating Partnership, L.P., ("Landlord") and TM Century, Inc., ("Tenant"), for certain demised premises located at 2002 Academy Lane, Farmers Brach, Texas. In the event of any contradiction or inconsistency between the terms and provisions of this Addendum and the terms and provisions of the Lease to which it is attached, the terms and provisions of this Addendum shall control and be interpreted in such a manner as to override any provision of the Lease which would prevent the spirit and letter of the terms and provisions of this Addendum from being given full force and effect. All defined terms not specifically defined in this Addendum shall be given the same meaning as the defined terms in the Lease.

          1. LAND LORD WARRANTIES.  Landlord represents,  covenants and warrants
     (i) that it has lawful title to the Property and has full right, power and authority to enter into this Lease; (ii) to the Landlord's knowledge that the permitted 'use' of the Premises does not currently violate the terms insurance policies or result in and insurance costs, and (iii) that, to Landlord's knowledge, based solely on the BIS dated June 12. 1997. the Premises are free of Hazardous Materials.

          2. ASSIGNMENT AND SUBLETTING. Tenant shall have the right to assign or sublet all or any portion of the Demised Premises (i) to an entity into which Tenant is merged or consolidated, (ii) to an entity which has acquired substantially all of the assets of Tenant, or (iii) to an entity that is controlled by, controlling of, or under common control with Tenant.

          3. REASONABLENESS. Wherever either party to the Lease is required or requested to give its consent, such consent shall not be unreasonably withheld or delayed.

          4. A shall have the right to audit, inspect and copy the books and records from time to time withing thiry (30) days following receipt of an annual statement. In the event Tenant discovers an error in the total amounts charged to Tenant for additional rent in an amount in excess of five (5%) percent, then Landlord shall reimburse to Tenant the amount expended for the audit (up to a maximum of $3,000) in addition to repaying to Tenant the amount of any overcharges. The services must be performed by a CPA firm on a "fixed or hourly fee only" basis. Tenant may not use a consulting company which charges a contingency fee.

          5. TENANT FINANCING. Tenant shall have the right from time to time to grant and assign a mortgage or other security interests in all of Tenant's personal property located within the Premises to its lender in connection with Tenant's financing arrangements, and any lien of Landlord against Tenant's personal property (whether by statute or under the terms of this Lease) shall be subject and subordinate to such security interest. Landlord shall execute such documents as Tenant's lenders may reasonably request in connection with any such financing.

                                   EXHIBIT D

                                  WORK LETTER

PLANS TO BE AGREED UPON/

                                FINISH ALLOWANCE

     AlP-SWAG Operating Partnership, L.P., a Delaware Limited Partnership, (Landlord), and TM Century, Inc., a Delaware Corporation (Tenant) have entered into that certain Commercial Lease Agreement dated March 1, 2002 (the "Lease") for the lease of certain space in the industrial facility located at 2002 Academy Lane in Farmers Branch, Texas (the "Building"). Pursuant to subsection 2.2.1 of ARTICLE 2 of the Lease, Lease, Landlord and Tenant are entering into this Work Letter (the "Agreement"). Any capitalized terms not defined herein shall have the meaning assigned to it in the Lease. Landlord and Tenant mutually agree as follows:

                 Construction and cost of Tenant Improvements:

     1. Construction Obligation and Finish Allowance. Landlord shall provide Tenant with an allowance of $201,243.00 (the "Finish Allowance"), which Finish Allowance shall be disbursed by Landlord, from time to time, for payment of (in the following priority): (i) the contract sum required to be paid to the general contractor engaged to construct Tenant's improvements (the "Contract Sum"), and
(ii) the fees of the preparer of the Construction Plans.

     The Tenant Improvements will be completed by Tenant's contractor(s). Tenant agrees to abide by the Improvement and Alterations policies conveyed in Section
7.3 of the Original Lease. As for payment of said Improvement Allowance, Tenant will pay all contractor(s) directly and request a reimbursement from Landlord. After Landlord has inspected the Premises and is satisfied that the Tenant Improvements are complete, Landlord will reimburse Tenant the Improvement Allowance within thirty (30) days after receipt of all required documentation. Tenant must supply Landlord with all original contractor invoices detailing the work performed and all original signed and notarized lien waivers from each contractor as a condition of reimbursement from Landlord.

     2. Tenant's Additional Allowance. Provided Tenant is not in default under any of the terms and conditions contained in the Lease, Landlord shall also reimburse Tenant for a portion of the cost of Tenant's Work within the Premises, in the amount and manner hereinafter provided. The amount of such reimbursement shall hereinafter be referred to as "Tenant's Additional Allowance." It is understood and agreed that Tenant's Additional Allowance shall be a reimbursement for a portion of the actual cost incurred by Tenant to complete Tenant's work within the Premises as detailed in the plans and specifications therefore to be approved by Landlord. Tenant's Additional Allowance shall be an amount equal to Eighty-Nine Thousand Nine Hundred Thirty-Three Dollars and Forty

Cents ($89,933.04) which represents approximately seventy-two (72) days of the Minimum Rent due and owing. Tenant acknowledges that Tenant's Additional Allowance shall not be a cash payment, but shall be given in the form of an abatement of Base Rent in an amount not to exceed $8,993.34 per month.

     3. Tenant's Contractors. Tenant shall provide the following: prior to permitting any work at the Premises:

          (a) Tenant shall use only such contractors which Landlord shall approve in its reasonable discretion and Landlord shall have approved the plans to be utilized by Tenant and Tenant's contractor, which approval will not be unreasonably withheld: and

          (b) Tenant shall provide detailed plans of any work that will be performed at the Premises.

          (c) Tenant (notwithstanding the first sentence of subsection 7.2.1 of the Lease), Tenant's Contractors and other agents shall provide Landlord sufficient evidence that each is covered under such workmen's compensation, public liability and property damage insurance as Landlord may reasonably request for its protection.

          Landlord shall not be liable for any injury,  loss or damage to any of

     Tenant's installations or decorations. Tenant shall indemnify and hold harmless Landlord from and against any and all costs, expenses, claims, liabilities and causes of action arising out of or in connection with work performed in the Premises by or on behalf of Tenant (but excluding work performed by Landlord or Landlord's Contractors). Landlord is not responsible for the function and maintenance of Tenant's Improvements. Such entry by Tenant and Tenant's contractors pursuant to this Section 5 shall be deemed to be under all of the terms, covenants, provisions and conditions of the Lease.

     4. Liens Arising: from Excess Costs. Tenant agrees to keep the Premises from any liens arising out of nonpayment of any costs. In the event that any such lien is filed, and Tenant, within ten (10) days following such filing, fails to cause same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition t all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it in its sole discretion deems proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord in connection therewith shall constitute Rent under the Lease and a demand obligation of Tenant to Landlord, and such obligation shall bear interest at the rate provided for in Section 16.10 of the Lease from the date of payment by Landlord until the date paid by Tenant.

     5. Compliance With Disabilities Acts. Tenant shall promptly provide Landlord and Landlord's space planner and/or architect, as applicable, with all information needed to cause the construction of Tenant's Improvements to be completed such that Tenant, the Premises and Tenant's Improvements (as constructed) will be in compliance with the Disability Acts. Tenant shall indemnify and hold harmless Landlord from an against any and all claims, liabilities and expenses (including without limitation reasonable attorney's fees and expenses) incurred by or asserted against Landlord by reason of or in connection with any violation of the Disability Acts by Tenant and or Tenant's Improvements or the Premises not being in compliance with the Disability Acts.


     6. Construction Representatives. Landlord's and Tenant's representative coordination of construction and approval of change orders will be as follows, provided that either party may change their respective representative upon written notice to the other:

            LANDLORD'S REPRESENTATIVE:
            NAME: Beth Cupit. Property Manager at American Industrial Properties
            ADDRESS: 6210 Beltline Road. Suite #160
                     Irving:. TX 75063
            PHONE: 972-756-6000


TENANT'S REPRESENTATIVE:

NAME:
ADDRESS:
=================================================

PHONE:
=================================================


     IN WITNESS WHEREOF. the parties hereto have executed and delivered this Agreement simultaneously with the execution and delivery of the Lease.

LANDLORD:

AlP-SWAG Operating Partnership. L.P. by its General Partner AlP-
SWAG GP. Inc.. a Texas Corporation


By:_____________________________
its duly authorized agent


By /s/ Richard E. Brown        :
--------------------------------
Richard E. Brown. Vice President

TENANT
======

TM CENTURY. INC.. A DELAWARE CORPORATION

BY:  David Graupner
===========================================
Name:  /s/ David Graupner
===========================================
Title:  Pres/CEO
===========================================